                                                                    Exhibit 4(a)


                                                                [CONFORMED COPY]
================================================================================




                          LONG ISLAND LIGHTING COMPANY

                                       TO

                          UNITED STATES TRUST COMPANY
                                  OF NEW YORK,

                                                               SUCCESSOR TRUSTEE

                                   _________


                     TWENTY-SEVENTH SUPPLEMENTAL INDENTURE

                            DATED AS OF JUNE 1, 1994


                                   _________


                                  SUPPLEMENTAL

                                     TO THE

                        GENERAL AND REFUNDING INDENTURE

                            DATED AS OF JUNE 1, 1975


                                   _________


                          GENERAL AND REFUNDING BONDS
                             7-5/8% SERIES DUE 1998
                             8-5/8% SERIES DUE 2004


================================================================================

       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture



         SUPPLEMENTAL INDENTURE, dated as of June 1, 1994, between LONG ISLAND LIGHTING COMPANY, a New York corporation (hereinafter called the "Company"), having its principal office at 175 East Old Country Road in Hicksville, County of Nassau, State of New York, and UNITED STATES TRUST COMPANY OF NEW YORK, a national banking association (hereinafter called the "Trustee" or the "Successor Trustee"), having its principal corporate trust office at 114 West 47th Street in the City, County and State of New York.

         WHEREAS, the Company has executed and delivered to Manufacturers Hanover Trust Company, as Trustee (hereinafter called the "Original Trustee"), a General and Refunding Indenture dated as of June 1, 1975 (hereinafter called the "Original General and Refunding Indenture"), securing the principal of and the interest and premium (if any) on the Company's General and Refunding Bonds (the "Bonds") at any time issued and Outstanding thereunder, to declare the terms and conditions upon which Bonds are to be issued thereunder and to subject to the Lien thereof certain property therein described;

         WHEREAS, the Company has also executed and delivered to the Original Trustee supplemental indentures dated as of the dates set forth below, creating series of General and Refunding Bonds and, in each instance, subjecting to the Lien of the Original General and Refunding Indenture certain property of the Company, as follows:

                                                 DATED AS OF            SERIES CREATED
                                                -------------          ----------------
 Original Indenture  . . . . . . . . . . . .    June 1, 1975
 Supplemental Indentures:
   First . . . . . . . . . . . . . . . . . .    June 1, 1975            9-1/4% Due 1983
   Second  . . . . . . . . . . . . . . . . .    Sept. 1, 1975           9-7/8% Due 1984
   Third . . . . . . . . . . . . . . . . . .    June 1, 1976            9-5/8% Due 2006
   Fourth  . . . . . . . . . . . . . . . . .    Dec. 1, 1976            8-5/8% Due 2006
   Fifth . . . . . . . . . . . . . . . . . .    May 1, 1977             8-5/8% Due 2007
   Sixth . . . . . . . . . . . . . . . . . .    April 1, 1978            9.20% Due 2008
   Seventh . . . . . . . . . . . . . . . . .    March 1, 1979            9.75% Due 1999
   Eighth  . . . . . . . . . . . . . . . . .    Feb. 1, 1980           14-1/4% Due 2010
   Ninth . . . . . . . . . . . . . . . . . .    March 1, 1981          15-3/4% Due 1991
   Tenth . . . . . . . . . . . . . . . . . .    July 1, 1981           17-3/8% Due 2011
   Eleventh  . . . . . . . . . . . . . . . .    July 1, 1981           16-3/4% Due 1991
   Twelfth . . . . . . . . . . . . . . . . .    Dec. 1, 1981               18% Due 2011

                                       2
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

                                                 DATED AS OF            SERIES CREATED
                                                -------------          ----------------
 Supplemental Indentures:
   Thirteenth  . . . . . . . . . . . . . . .    Dec. 1, 1981               17% Due 1991
   Fourteenth  . . . . . . . . . . . . . . .    June 1, 1982           17-1/8% Due 2012
   Fifteenth . . . . . . . . . . . . . . . .    Oct. 1, 1982           15-1/4% Due 2012
   Sixteenth . . . . . . . . . . . . . . . .    April 1, 1983          12-5/8% Due 1992
   Seventeenth . . . . . . . . . . . . . . .    May 1, 1983            13-1/2% Due 2013;


         WHEREAS, the Original General and Refunding Indenture and the aforesaid Supplemental Indentures have been recorded as follows:


                                                                        IN THE OFFICE OF
                                                                         THE REGISTER OF
                                                     IN THE                THE CITY OF
                                                 NASSAU COUNTY              NEW YORK
                                                 CLERK'S OFFICE          (QUEENS COUNTY)
                                              --------------------      ----------------
                                               LIBER OF
                                              MORTGAGES       PAGE      REEL        PAGE
                                              ---------       ----      ----        ----
 Original Indenture  . . . . . . . . . . .       9517            1       840         761
 Supplemental Indentures:
   First . . . . . . . . . . . . . . . . .       9517          462       840        1224
   Second  . . . . . . . . . . . . . . . .       9570          407       862         546
   Third . . . . . . . . . . . . . . . . .       9675            1       911         495
   Fourth  . . . . . . . . . . . . . . . .       9778            1       953         460
   Fifth . . . . . . . . . . . . . . . . .       9814          493       985         707
   Sixth . . . . . . . . . . . . . . . . .       9919            1      1063        1052
   Seventh . . . . . . . . . . . . . . . .      10032            1      1143        1060
   Eighth  . . . . . . . . . . . . . . . .      10169            1      1239        1751
   Ninth . . . . . . . . . . . . . . . . .      10285            1      1323         762
   Tenth . . . . . . . . . . . . . . . . .      10322            1      1351         186
   Eleventh  . . . . . . . . . . . . . . .      10322           67      1351         254
   Twelfth . . . . . . . . . . . . . . . .      10379            1      1392        1675
   Thirteenth  . . . . . . . . . . . . . .      10379          113      1392        1629
   Fourteenth  . . . . . . . . . . . . . .      10423          106      1432        1137
   Fifteenth . . . . . . . . . . . . . . .      10471          407      1466        1713
   Sixteenth . . . . . . . . . . . . . . .      10542          705      1518         884
   Seventeenth . . . . . . . . . . . . . .      10571            1      1537         720

                                       3
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

                                            IN THE SUFFOLK                 IN THE OFFICE OF
                                            COUNTY CLERK'S                 THE REGISTRAR OF
                                                OFFICE                      SUFFOLK COUNTY
                                            --------------                 ----------------
                                               LIBER OF
                                               MORTGAGES        PAGE        DOCUMENT NO.
                                               ---------        ----        ------------
 Original Indenture  . . . . . . . . .           7358              1           231529
 Supplemental Indentures:
   First . . . . . . . . . . . . . . .           7358            461           231530
   Second  . . . . . . . . . . . . . .           7445             82           234029
   Third . . . . . . . . . . . . . . .           7622             87           239417
   Fourth  . . . . . . . . . . . . . .           7773             55           244097
   Fifth . . . . . . . . . . . . . . .           7882            500           247932
   Sixth . . . . . . . . . . . . . . .           8149             58           256464
   Seventh . . . . . . . . . . . . . .           8402              1           263861
   Eighth  . . . . . . . . . . . . . .           8688            530           271652
   Ninth . . . . . . . . . . . . . . .           8950             66           278933
   Tenth . . . . . . . . . . . . . . .           9034            465           281159
   Eleventh  . . . . . . . . . . . . .           9034            408           281158
   Twelfth . . . . . . . . . . . . . .           9169             50           284685
   Thirteenth  . . . . . . . . . . . .           9169            122           284687
   Fourteenth  . . . . . . . . . . . .           9271            285           287512
   Fifteenth . . . . . . . . . . . . .           9374            235           290221
   Sixteenth . . . . . . . . . . . . .           9519            516           293587
   Seventeenth . . . . . . . . . . . .           9578            231           294811;


         WHEREAS, the Company and Manufacturers Hanover Trust Company, as Original Trustee, pursuant to Article Nine of the Uniform Commercial Code, have executed a Financing Statement which was filed in the State of New York on June 19, 1975, in the Department of State of the State of New York as File No. 51,391 and a Continuation Statement executed by Manufacturers Hanover Trust Company has been filed in the State of New York on May 23, 1980, in the Department of State of the State of New York as File No. 73,661;

         WHEREAS, the Original General and Refunding Indenture, as the same has been or may be amended or supplemented from time to time by indentures supplemental thereto, is hereinafter referred to as the "General and Refunding Indenture;"

         WHEREAS, an Instrument of Resignation, Appointment and Acceptance dated as of April 19, 1984, pursuant to which Manufacturers Hanover Trust Company resigned as Trustee, the Company appointed Sterling National Bank & Trust Company of New York as Successor Trustee under the General and Refunding

                                       4
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture




Indenture and Sterling National Bank & Trust Company of New York accepted such appointment, has been executed by the Company, Manufacturers Hanover Trust Company and Sterling National Bank & Trust Company of New York and recorded as follows: In the Nassau County Clerk's office in Liber 9549 of Deeds, Page 523 on April 23, 1984; in the Office of the Register of The City of New York (Queens County) on Reel 1671, Page 702 on April 24, 1984; in the Suffolk County Clerk's Office in Liber 9550 of Deeds, Page 87 on April 24, 1984; and in the Office of the Registrar of Suffolk County as Document No. 302443 on April 24, 1984;

         WHEREAS, Sterling National Bank & Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed an Assignment Statement which was filed in the State of New York on April 27, 1984, in the Department of State of the State of New York as File No. 92,389;

         WHEREAS, the Company has executed and delivered to Sterling National Bank & Trust Company of New York supplemental indentures dated as of the dates set forth below, creating series of General and Refunding Bonds and, in each instance, subjecting to the lien of the Original General and Refunding Indenture certain property of the Company, as follows:

                                                  DATED AS OF           SERIES CREATED
                                               -----------------       ----------------
 Supplemental Indentures:
   Eighteenth  . . . . . . . . . . . .         September 1, 1984       17-1/2% Due 1989
   Nineteenth  . . . . . . . . . . . .           October 1, 1984          1/2% Due 1993
   Twentieth . . . . . . . . . . . . .              June 1, 1985       13-1/4% Due 1995
   Twenty-first  . . . . . . . . . . .             April 1, 1986       11-1/4% Due 1996
                                                                       11-7/8% Due 2015;

                                       5
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture



         WHEREAS, the aforesaid Supplemental Indentures have been recorded as follows:

                                                                       IN THE OFFICE OF
                                                                       THE REGISTER OF
                                                   IN THE                THE CITY OF
                                                NASSAU COUNTY             NEW YORK
                                                CLERK'S OFFICE         (QUEENS COUNTY)
                                              ------------------       ----------------
                                              LIBER OF
                                              MORTGAGES     PAGE       REEL        PAGE
                                              ---------     ----       ----        ----
 Supplemental Indentures:
   Eighteenth  . . . . . . . . . . . . . .      10945        550       1742         623
   Nineteenth  . . . . . . . . . . . . . .      10988        696       1772        1416
   Twentieth . . . . . . . . . . . . . . .      11159          1       1877         684
   Twenty-first  . . . . . . . . . . . . .      11487          1       2072        1946

                                                         IN THE           IN THE OFFICE OF
                                                     SUFFOLK COUNTY       THE REGISTRAR OF
                                                     CLERK'S OFFICE        SUFFOLK COUNTY
                                                  --------------------    ----------------
                                                  LIBER OF
                                                  MORTGAGES       PAGE      DOCUMENT NO.
                                                  ---------       ----      ------------
   Eighteenth  . . . . . . . . . . . . . .          10356          301         306373
   Nineteenth  . . . . . . . . . . . . . .          10465            1         307995
   Twentieth . . . . . . . . . . . . . . .          10849           81         313989
   Twenty-first  . . . . . . . . . . . . .          11550           95         323438



                                                          IN THE
                                                      OSWEGO COUNTY
                                                      CLERK'S OFFICE
                                                   ---------------------
                                                    BOOK OF
                                                   MORTGAGES        PAGE
                                                   ---------        ----
   Twenty-first  . . . . . . . . . . . . .            869            27;


         WHEREAS, Sterling National Bank & Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed a Continuation Statement which was filed in the State of New York on May 28, 1985, in the Department of State of the State of New York as File No. 123,587, and an Amendment thereto as File No. 123,588;

                                       6
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         WHEREAS, an Instrument of Resignation, Appointment and Acceptance dated as of January 16, 1987, pursuant to which Sterling National Bank & Trust Company of New York resigned as Successor Trustee, the Company appointed United States Trust Company of New York as Successor Trustee under the General and Refunding Indenture and United States Trust Company of New York accepted such appointment, has been executed by the Company, Sterling National Bank & Trust Company of New York and United States Trust Company of New York and recorded as follows: In the Oswego County Clerk's Office in Book 935 of Mortgages, Pages 295 to 308 on March 5, 1987; in the Office of the Register of The City of New York for the County of Queens in Reel 2320P of Records, Pages 663 to 682 on March 18, 1987; in the Suffolk County Clerk's Office in Liber 10285 of Deeds, Pages 296 to 307A on April 2, 1987; in the Office of the Registrar of Suffolk County as Document No. 347901 on December 18, 1987; and in the Nassau County Clerk's Office in Liber 9809 of Deeds, Pages 582 to 594 on May 1, 1987;

         WHEREAS, Sterling National Bank & Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed an Assignment Statement which was filed in the State of New York on January 26, 1987, in the Department of State of the State of New York as File No. 24,939;

         WHEREAS, United States Trust Company of New York, as Successor Trustee, pursuant to Article Nine of the Uniform Commercial Code, has executed a Continuation Statement which was filed in the State of New York on April 23, 1990, in the Department of State of the State of New York as File No. 83,191;

         WHEREAS, the Company has executed and delivered to United States Trust Company of New York supplemental indentures dated as of the dates set forth below, creating series of General and Refunding Bonds and, in each instance, subjecting to the lien of the Original General and Refunding Indenture certain property of the Company, as follows:

                                                     DATED AS OF            SERIES CREATED
                                                   ----------------         ---------------
 Supplemental Indentures:
   Twenty-second . . . . . . . . . . . . . .       February 1, 1991         8-3/4% Due 1997
   Twenty-third  . . . . . . . . . . . . . .            May 1, 1991         8-3/4% Due 1996
                                                                            9-3/4% Due 2021
   Twenty-fourth . . . . . . . . . . . . . .           July 1, 1991         9-5/8% Due 2024
   Twenty-fifth  . . . . . . . . . . . . . .            May 1, 1992          7.85% Due 1999
                                                                             8.50% Due 2006
   Twenty-sixth  . . . . . . . . . . . . . .           July 1, 1992          7.90% Due 2008;

                                       7
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture


         WHEREAS, the aforesaid Supplemental Indentures have been recorded as follows:

                                                                       IN THE OFFICE OF
                                                                       THE REGISTER OF
                                                      IN THE             THE CITY OF
                                                  NASSAU COUNTY            NEW YORK
                                                  CLERK'S OFFICE       (QUEENS COUNTY)
                                               -------------------     ----------------
                                                LIBER OF
                                               MORTGAGES      PAGE      REEL       PAGE
                                               ---------      ----      ----       ----
 Supplemental Indentures:
   Twenty-second . . . . . . . . . . . . .       13715           1      3121       1938
   Twenty-third  . . . . . . . . . . . . .       13782           1      3149        500
   Twenty-fourth . . . . . . . . . . . . .       13859           1      3185       1109
   Twenty-fifth  . . . . . . . . . . . . .       14060           1      3319       2396
   Twenty-sixth  . . . . . . . . . . . . .       14113           1      3365        649


                                                         IN THE            IN THE OFFICE OF
                                                     SUFFOLK COUNTY        THE REGISTRAR OF
                                                     CLERK'S OFFICE         SUFFOLK COUNTY
                                                  --------------------     ----------------
                                                  LIBER OF
                                                  MORTGAGES       PAGE       DOCUMENT NO.
                                                  ---------       ----       ------------
   Twenty-second . . . . . . . . . . . . .          16594          498          388388
   Twenty-third  . . . . . . . . . . . . .          16737           25          390446
   Twenty-fourth . . . . . . . . . . . . .          16923          154          392729
   Twenty-fifth  . . . . . . . . . . . . .          17664           77          401507
   Twenty-sixth  . . . . . . . . . . . . .          17933           80          404358




                                                      IN THE
                                                  OSWEGO COUNTY
                                                  CLERK'S OFFICE
                                                -----------------
                                                 BOOK OF
                                                MORTGAGES    PAGE
                                                ---------    ----
   Twenty-second . . . . . . . . . . . . . .       1227       19
   Twenty-third  . . . . . . . . . . . . . .       1242       49
   Twenty-fourth . . . . . . . . . . . . . .       1264       24
   Twenty-fifth  . . . . . . . . . . . . . .       1334      130
   Twenty-sixth  . . . . . . . . . . . . . .       1357      116;


         WHEREAS, the Company, in accordance with the provisions of the Original General and Refunding Indenture, desires by this Supplemental Indenture to create two series of Bonds to be issued under the Original General and Refunding Indenture

                                       8
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

(such series to be designated as "General and Refunding Bonds, 7-5/8% Series Due 1998" and "General and Refunding Bonds, 8-5/8% Series Due 2004" and being hereinafter sometimes referred to as "1998 Series" and "2004 Series", respectively) and to describe, insofar as the same is permitted by the Original General and Refunding Indenture, the form of and certain other matters with respect to the series of Bonds (hereinafter sometimes called "1998 Series Bonds" and "2004 Series Bonds"), and to provide for the issue thereof as fully registered bonds without coupons;

         WHEREAS, by the provisions of Article XVII of the Original General and Refunding Indenture, indentures supplemental to the Original General and Refunding Indenture may be executed and delivered for the purpose of setting forth the terms, provisions and form of additional series of Bonds and supplementing the Original General and Refunding Indenture in a manner which is not inconsistent with the provisions thereof and does not adversely affect the interests nor modify the rights of Outstanding Bonds and for the other purposes therein more fully set forth;

         WHEREAS, the Company desires to subject specifically to the Lien of the General and Refunding Indenture certain property of the Company;

         WHEREAS, as required by Section 5.14 of the Original General and Refunding Indenture, the Company is creating two series of its First Mortgage Bonds to be issued pursuant to a Fiftieth Supplemental Indenture to the Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, between the Company and the Trustee thereunder (said Indenture of Mortgage and Deed of Trust, as the same may be amended or supplemented from time to time by indentures supplemental thereto, is hereinafter referred to as the "First Mortgage Bond Indenture"), which Supplemental Indenture is to be substantially in the form set forth as Exhibit 1 hereto;

         WHEREAS, in the Original General and Refunding Indenture, the Company has heretofore granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed unto the Trustee, the property, rights, privileges and franchises set forth in said Original General and Refunding Indenture as follows:

                                  CLAUSE FIRST

                 All the property particularly described in Schedule A hereto annexed and hereby made a part hereof as fully as if set forth herein at length.

                                       9
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

                                 CLAUSE SECOND

                 All other property, real, personal or mixed (other than "Excepted Property" as hereinafter defined), of every kind and description and wheresoever situate, now owned or which may be hereafter acquired by the Company, to the extent of all of the Company's ownership interest therein, regardless of whether such ownership interest constitutes the entire ownership interest in the property concerned or whether it be a jointly held interest in common with others divided or undivided, it being the intention hereof that all property, rights, privileges and franchises now owned by the Company after the date hereof (other than Excepted Property) shall be as fully embraced within and subjected to the Lien hereof as if such property were specifically described herein.

                                  CLAUSE THIRD

                 Also any property, including Excepted Property, that may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien hereof by the Company or by anyone in its behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder. Such subjection to the Lien hereof of any such property as additional security may be made subject to any reservations, limitations or conditions which shall be set forth in a writing executed by the Company or the Person so acting in its behalf and/or the Trustee respecting the use and disposition of such property or the proceeds thereof.

                                 CLAUSE FOURTH

                 Together with all the rents, issues, profits and other income of the property subjected or required to be subjected to the Lien of the General and Refunding Indenture; and all the estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part and parcel thereof.

                               EXCEPTED PROPERTY

                 There is, however, expressed excepted and excluded from the Lien and operation of the General and Refunding Indenture the following described property of the Company, now owned or hereafter acquired (herein sometimes called "Excepted Property"):

                                       10
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

                    A. All cash on hand or in banks; all bills, notes and accounts receivable; all choses in action and judgments; all shares of stock, bonds, notes, evidences of indebtedness and other securities; and all contracts and operating agreements;

                    B. All goods, wares, materials, merchandise, appliances and supplies acquired for the purpose of sale in the ordinary course of business; and all fuel (including nuclear fuel), materials and supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the business of the Company;

                    C. The last day of the term of each leasehold estate (oral or written) and/or any agreement therefor, now or hereafter enjoyed by the Company, and whether falling within a general or specific description of property herein;

                    D. All electric energy, gas, heat and other products generated, manufactured, produced or purchased by the Company for sale or distribution in the ordinary course of its business;

                    E. Property acquired by the Company as a result of any consolidation or merger to which the Company may be a party which, to the extent specified in Section 13.05 hereof, does not become subject to the Lien of this General and Refunding Indenture;

                    F.  Airplanes and flight equipment; and

                    G.  Property located outside the State of New York.

                 The Company may, or if expressed required by the terms of this General and Refunding Indenture shall, however, pursuant to Clause Third, subject to the Lien hereof any Excepted Property, whereupon the same shall cease to be Excepted Property and if, upon the occurrence of a completed default as specified in Section 10.01 hereof, the Trustee or a receiver appointed hereunder shall enter upon and take possession of the Mortgaged Property, the Trustee or such receiver may also, to the extent permitted by law, take possession of any Excepted Property, whereupon the same shall cease to be Excepted Property; and

                                       11
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         WHEREAS, in the supplemental indentures to the Original General and Refunding Indenture, the Company has heretofore granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed upon the Trustee all the property particularly described in each Schedule A thereto annexed and made a part thereof, and all the property, real, personal or mixed, rights, privileges and franchises (other than Excepted Property), of every kind and description and wheresoever situate, as specified in Granting Clauses First, Second, Third and Fourth of the Original General and Refunding Indenture; and

         WHEREAS, by the provisions of Article XVII of the Original General and Refunding Indenture, indentures supplemental to the Original General and Refunding Indenture may be executed and delivered for any purpose which is not inconsistent with the provisions of the Original General and Refunding Indenture and which shall not adversely affect the interests of the Holders of the Bonds;

         WHEREAS, the Company, in the exercise of the powers and authority conferred upon and reserved to it under the provisions of the Original General and Refunding Indenture and pursuant to appropriate action of its Board of Directors, has fully resolved and determined to make, execute and deliver to the Trustee this Twenty-seventh Supplemental Indenture in the form hereof for the purposes herein provided; and

         WHEREAS, the Company represents that all conditions and requirements necessary to make this Twenty-seventh Supplemental Indenture, in the form and upon the terms hereof, a valid, binding and legal instrument, in accordance with its terms, and for the purposes herein expressed, have been done, performed and fulfilled, and the execution and delivery hereof, in the form and upon the terms hereof, have been in all respects duly authorized;

         NOW, THEREFORE, in consideration of the premises and of the sum of $1 paid to the Company by the Trustee at or before the execution and delivery hereof, the receipt whereof is hereby acknowledged and of other good and valuable considerations, the Company does hereby acknowledge and confirm that it has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed, and by these presents the Company does hereby grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge and confirm unto the Trustee all property, real, personal or mixed, rights, privileges and franchises (other than Excepted Property), of every kind and description and wheresoever situate, as specified in Granting Clauses First, Second, Third and Fourth of the Original General and Refunding Indenture.

                                       12
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         TO HAVE AND TO HOLD all such property, rights, privileges and franchises as part of the Mortgaged Property with like effect as though originally included therein.

         SUBJECT, HOWEVER, to the restrictions, exceptions, reservations, conditions, limitations, interests and other matters, if any, referred to in the Original General and Refunding Indenture, including, without limitation, the Prior Lien of the First Mortgage Bond Indenture given to secure the Company's First Mortgage Bonds issued thereunder, to the extent that such First Mortgage Bond Indenture covers property hereby mortgaged, and other Excepted Encumbrances.

         IN TRUST NEVERTHELESS for the same purposes and upon the same terms, trusts and conditions, and subject to and with the same provisos and covenants, as are set forth in the Original General and Refunding Indenture, with the same force and effect as though such property had been particularly described in the Granting Clauses of the Original General and Refunding Indenture.

         The Company does hereby covenant and agree with the Trustee as follows:


                                   ARTICLE I

            CREATION, DESCRIPTION AND FORM OF THE 1998 SERIES BONDS.

         SECTION 1.01. The Company hereby creates a series of Bonds to be issued under and secured by the General and Refunding Indenture, which shall be designated as "General and Refunding Bonds, 7-5/8% Series Due 1998" and which shall be executed, authenticated and delivered in accordance with the provisions of and shall in all respects be subject to all the terms, conditions and covenants of the General and Refunding Indenture.

         SECTION 1.02. An aggregate principal amount of One Hundred Million Dollars ($100,000,000) of 1998 Series Bonds may forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the filing or recording hereof) to or upon the order of the designated officer or officers of the Company upon receipt by the Trustee of the cash, resolutions, certificates, opinions and documents required to be delivered upon the issue of Bonds as provided in the General and Refunding Indenture.

         SECTION 1.03. Each 1998 Series Bond shall be dated the date of its authentication and shall bear interest at the rate of seven and five-eighths per centum (7-5/8%) per annum, from the date specified in such Bond as below provided as the

                                       13
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

commencement date of the first interest period, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on April 15 and October 15 in each year, commencing on October 15, 1994, until its Maturity according to its terms or on prior redemption or by declaration or otherwise, and at the same rate, from such date of Maturity until paid or the payment thereof shall have been duly provided for, and any overdue installment of interest shall (to the extent that payment of such interest is enforceable under applicable law) bear interest at the same rate.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name a particular Series Bond (or any 1998 Series Bond evidencing the same debt) is registered at the close of business on the Regular Record Date for such interest which shall be the first day (whether or not a business day) of April or October in each year. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name a particular 1998 Series Bond (or any 1998 Series Bond evidencing the same debt) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of 1998 Series Bonds not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 1998 Series Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in Section 2.02 of the Original General and Refunding Indenture. Payments of principal thereon shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, and such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Checks for the payment of interest thereon shall be mailed to the registered Holder at the address shown in the Bond register or registers of the Company.

         SECTION 1.04. The 1998 Series Bonds may not be redeemed prior to maturity except as provided in Section 1.05 below.

         SECTION 1.05. The 1998 Series Bonds may be redeemed on any date prior to Maturity, as a whole but not in part, after notice given as provided in
Section 8.07 of the Original General and Refunding Indenture not less than thirty days and not more than ninety days before such redemption date, at a redemption price of one hundred per centum (100%) of the then principal amount, together with accrued interest to the date of redemption, in the event (a) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company shall elect to redeem all the Bonds of all series, the

                                       14
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

redemption date in any such event to be not more than one hundred twenty days after the date on which all said stock is so acquired, or (b) that all or substantially all of the Mortgaged Property constituting Bondable Property which at the time shall be subject to the Lien of the General and Refunding Indenture shall be released from the Lien of the General and Refunding Indenture pursuant to Section 9.04 or Section 9.05 thereof, or both, and available moneys in the hands of the Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the Bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         SECTION 1.06. The 1998 Series Bonds shall be issuable only as fully registered Bonds in denominations of $1,000 and any integral multiple of $1,000. The 1998 Series Bonds shall be exchangeable (upon payment of any tax or taxes or other governmental charges payable under Section 2.04 of the Original General and Refunding Indenture) at the option of the Holders thereof, for a like aggregate principal amount of 1998 Series Bonds of other authorized denominations.


         SECTION 1.07. The 1998 Series Bonds shall be substantially in the following form:

                      [FORM OF FACE OF 1998 SERIES BONDS]

                          LONG ISLAND LIGHTING COMPANY

             (Incorporated under the laws of the State of New York)
                           GENERAL AND REFUNDING BOND
                             7-5/8% SERIES DUE 1998

Number . . . . . . . .                                        $ . . . . . . . .

         LONG ISLAND LIGHTING COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called the "Company"), for
value received, hereby promises to pay to                                    or
registered assigns,                      Dollars on April 15, 1998 and to pay
interest hereon at the rate of seven and five-eighths per centum (7-5/8%) per annum, from the date of the initial issuance of the General and Refunding Bonds of this Series, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on the fifteenth day of April and October in each year, commencing on October 15, 1994, until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the same rate,

                                       15
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

from such date of maturity of this bond until this bond shall be paid or the payment hereof shall have been duly provided for, and (to the extent that payment of such interest is enforceable under applicable law) to pay interest on any overdue installment of interest at the same rate. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the General and Refunding Indenture hereinafter mentioned, be paid to the person in whose name this bond (or any bond or bonds evidencing the same debt) is registered at the close of business on the regular record date for such interest which shall be the first day (whether or not a business day) of April or October in each year. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this bond (or any bond or bonds evidencing the same debt) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to holders of bonds not less than 10 days prior to such special record date, or may be paid, at any time, in any other lawful manner not inconsistent with the requirements of any securities exchange on which the bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the General and Refunding Indenture hereinafter mentioned. Payments of principal hereon shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, and such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Checks for the payment of interest hereon shall be mailed to the registered holder at the address shown in the bond register or registers of the Company.

         Reference is hereby made to the further provisions of this bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         The lien on the properties of the Company provided by the General and Refunding Indenture hereinafter mentioned is subject to certain liens prior to the lien of the General and Refunding Indenture hereinafter mentioned, including the lien of the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as supplemented, securing the First Mortgage Bonds of the Company issued thereunder.

         This bond shall not become valid or obligatory for any purpose until United States Trust Company of New York, or its successor, as Trustee under the General and Refunding Indenture hereinafter mentioned, or an authenticating agent appointed by the Trustee, shall have signed the certificate of authentication endorsed hereon.

                                       16
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this bond to be duly executed under its corporate seal.

Dated:
                                       LONG ISLAND LIGHTING COMPANY

                                       By
                                         ----------------------------
                                                   President

Attest:

-----------------------------
         Secretary


               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the General and Refunding Bonds described in the within mentioned General and Refunding Indenture.

                                       UNITED STATES TRUST
                                        COMPANY OF NEW YORK,
                                        as Successor Trustee

                                       By
                                         ----------------------------
                                               Authorized Officer
                                                     [or

                                       By
                                         ----------------------------
                                            As Authenticating Agent
                                                for the Trustee

                                       By
                                         ----------------------------
                                             Authorized Officer]*

                                       * To be used if Trustee
                                       appoints an authenticating
                                       agent or agents pursuant to
                                       Section 14.23 of the General
                                       and Refunding Indenture.

                                       17
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture


                  [FORM OF REVERSE SIDE OF 1998 SERIES BONDS]

                          LONG ISLAND LIGHTING COMPANY
             (Incorporated under the laws of the State of New York)

                           GENERAL AND REFUNDING BOND
                             7-5/8% SERIES DUE 1998

         This bond is one of an issue of bonds of the Company (herein referred to as the "General and Refunding Bonds"), not limited in principal amount except as provided in the General and Refunding Indenture hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the General and Refunding Indenture hereinafter mentioned, and is one of a series known as its General and Refunding Bonds, 7-5/8% Series Due 1998, created by a Supplemental Indenture dated as of June 1, 1994, all General and Refunding Bonds of all series issued and to be issued under and being equally and ratably secured (except in so far as any sinking or analogous fund, established in accordance with the provisions of the General and Refunding Indenture hereinafter mentioned, may afford additional security for the General and Refunding Bonds of any particular series) by a General and Refunding Indenture dated as of June 1, 1975, executed and delivered by the Company and Manufacturers Hanover Trust Company, Trustee (hereinafter referred to as the "Trustee" which term includes any successor trustee) (hereinafter, together with all indentures supplemental thereto, including the Supplemental Indenture hereinabove referred to, called the "General and Refunding Indenture") to which General and Refunding Indenture reference is made for a description of the property mortgaged, the nature and the extent of the security, the rights of the holders of the General and Refunding Bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the General and Refunding Bonds are, and are to be, issued and secured.

         The General and Refunding Indenture contains provisions permitting the holders of not less than a majority in principal amount of all the General and Refunding Bonds at the time outstanding, determined and evidenced as provided in the General and Refunding Indenture, on behalf of the holders of all the General and Refunding Bonds, to waive any past default under the General and Refunding Indenture and its consequences except a completed default, as defined in the General and Refunding Indenture, in respect of the payment of the principal of, premium, if any, or interest on any General and Refunding Bond or except a default arising from the creation of any lien, other than those permitted by the General and Refunding

                                       18
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

Indenture, ranking prior to or equal with the lien of the General and Refunding Indenture on any of the mortgaged property.

         The General and Refunding Indenture also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than the specified percentages described below in principal amount of the General and Refunding Bonds at the time outstanding, in each case determined and evidenced as provided in the General and Refunding Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the General and Refunding Indenture or modifying in any manner the rights of the holders of the General and Refunding Bonds, subject, however, to certain limitations described below. With respect to any of the foregoing, there shall be required the consent of the holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of all the General and Refunding Bonds at the time outstanding; however, in case the rights under the General and Refunding Indenture of the holders of General and Refunding Bonds of one or more, but less than all, of the series of General and Refunding Bonds outstanding shall be similarly affected, then the consent of the holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of the outstanding General and Refunding Bonds of such one or more series affected is required, except that if any such action would similarly affect the General and Refunding Bonds of two or more series, the holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of outstanding General and Refunding Bonds of such two or more series, which need not include sixty-six and two-thirds per centum (66-2/3%) in principal amount of each of such series, is required. No such supplemental indenture shall, however, (i) extend the fixed maturity of any General and Refunding Bonds, or reduce the rate or extend the time of payment of interest thereon, or any premium payable on redemption thereof, or reduce the principal amount thereof, or, subject to the provisions of the General and Refunding Indenture, limit the right of a bondholder to institute suit for the enforcement of payment of principal, premium, if any, or interest in accordance with the terms of the General and Refunding Bonds, without the consent of the holder of each General and Refunding Bond so affected, or (ii) reduce the aforesaid percentage of General and Refunding Bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all General and Refunding Bonds then outstanding, or (iii) permit the creation of any lien, other than those permitted by the terms of the General and Refunding Indenture, ranking prior to or equal with the lien of the General and Refunding Indenture on any of the mortgaged property without the consent of the holders of all General and Refunding Bonds then outstanding, or
(iv) in any respect materially reduce his security and deprive the holder of any outstanding General and Refunding Bond of the lien of the General and Refunding Indenture on any of the mortgaged property without his consent. Any such waiver or

                                       19
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

consent by the holder of this General and Refunding Bond (unless effectively revoked as provided in the General and Refunding Indenture) shall be conclusive and binding upon such holder and upon all future holders of this General and Refunding Bond, or General and Refunding Bonds issued in exchange for or upon the transfer of this General and Refunding Bond, irrespective of whether or not any notation of such waiver or consent is made upon this General and Refunding Bond.

         No reference herein to the General and Refunding Indenture and no provision of this General and Refunding Bond or of the General and Refunding Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this General and Refunding Bond at the time and place and at the rate and in the coin or currency herein prescribed.

         The General and Refunding Bonds of this Series are issuable only as fully registered bonds in denominations of $1,000 and any integral multiple of $1,000. General and Refunding Bonds of this Series may be exchanged for a like aggregate principal amount of General and Refunding Bonds of this Series of other authorized denominations without charge except for any tax or taxes or other governmental charges incident to such exchange, such exchange to be made at any office or agency to be maintained by the Company for such purposes and in the manner and subject to the limitations provided in the General and Refunding Indenture.

         The General and Refunding Bonds of this Series may not be redeemed prior to maturity except as herein provided in this paragraph. The General and Refunding Bonds of this Series may be redeemed prior to maturity, as a whole, but not in part, after notice given as provided in the General and Refunding Indenture not less than thirty days and not more than ninety days before such redemption date, at a redemption price of one hundred per centum (100%) of the then principal amount, together with accrued interest to the date of redemption, as more fully provided in Section 8.07 of the General and Refunding Indenture, in the event (a) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all the General and Refunding Bonds of all series, the redemption date in any such event to be not more than one hundred twenty days after the date on which all said stock is so acquired, or (b) that all or substantially all of the mortgaged property which at the time shall be subject to the lien of the General and Refunding Indenture shall be released from the lien of the General and Refunding Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the General and Refunding Bonds of all series at the redemption prices (together with accrued interest

                                       20
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         The General and Refunding Indenture provides that any notice of redemption of General and Refunding Bonds may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are received before such date.

         The General and Refunding Indenture provides that if the Company shall deposit with the Trustee, in trust for the purpose, funds sufficient to pay the principal of all the General and Refunding Bonds of any series, or such of the General and Refunding Bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered General and Refunding Bonds of this Series) and premium, if any, thereon, and all interest payable on such General and Refunding Bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the General and Refunding Indenture in respect thereof, then from the date of such deposit such General and Refunding Bonds (or portions) shall no longer be secured by the lien of the General and Refunding Indenture.

         The General and Refunding Indenture provides that, upon any partial redemption of a fully registered General and Refunding Bond, and upon surrender thereof, new General and Refunding Bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered General and Refunding Bond will be delivered without charge in exchange therefor.

         The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the General and Refunding Indenture, upon the occurrence of a completed default as provided in the General and Refunding Indenture.

         This General and Refunding Bond is transferable in the manner and subject to the limitations prescribed in the General and Refunding Indenture by the registered holder hereof in person, or by his duly authorized attorney, at the principal corporate trust office of the Trustee or at such other office or agency established for that purpose, upon surrender of this General and Refunding Bond, and upon payment, if the Company shall require it, of any tax or taxes or other governmental charges incident to such exchange or transfer, payable in connection therewith, and thereupon, a new General and Refunding Bond or Bonds of authorized denominations of the same series and for the same aggregate principal

                                       21
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

amount will be issued to the transferee in exchange herefor as provided in the General and Refunding Indenture. Except as otherwise provided herein with respect to the payment of interest, the Company and the Trustee, any paying agent, any bond registrar and any other of the Company's agents may deem and treat the person in whose name this General and Refunding Bond is registered as the absolute owner hereof, whether or not this General and Refunding Bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar nor any other of the Company's agents shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement contained in the General and Refunding Indenture, or in any General and Refunding Bond thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor corporation under any rule of law, statute or constitution, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the General and Refunding Indenture, and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them because of the incurring of the indebtedness thereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the General and Refunding Indenture or in any of the General and Refunding Bonds thereby secured, or implied therefrom.

               [END OF REVERSE SIDE OF FORM OF 1998 SERIES BONDS]

                                       22
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture


                                   ARTICLE II

            CREATION, DESCRIPTION AND FORM OF THE 2004 SERIES BONDS.

         SECTION 2.01. The Company hereby creates a series of Bonds to be issued under and secured by the General and Refunding Indenture, which shall be designated as "General and Refunding Bonds, 8-5/8% Series Due 2004" and which shall be executed, authenticated and delivered in accordance with the provisions of and shall in all respects be subject to all the terms, conditions and covenants of the General and Refunding Indenture.

         SECTION 2.02. An aggregate principal amount of One Hundred and Eighty-five Million Dollars ($185,000,000) of 2004 Series Bonds may forthwith be executed by the Company and delivered to the Trustee and shall be authenticated by the Trustee and delivered (either before or after the filing or recording hereof) to or upon the order of the designated officer or officers of the Company upon receipt by the Trustee of the cash, resolutions, certificates, opinions and documents required to be delivered upon the issue of Bonds as provided in the General and Refunding Indenture.

         SECTION 2.03. Each 2004 Series Bond shall be dated the date of its authentication and shall bear interest at the rate of eight and five-eighths per centum (8-5/8%) per annum, from the date specified in such Bond as below provided as the commencement date of the first interest period, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually on April 15 and October 15 in each year, commencing on October 15, 1994, until its Maturity according to its terms or on prior redemption or by declaration or otherwise, and at the same rate, from such date of Maturity until paid or the payment thereof shall have been duly provided for, and any overdue installment of interest shall (to the extent that payment of such interest is enforceable under applicable law) bear interest at the same rate.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the Person in whose name a particular 2004 Series Bond (or any 2004 Series Bond evidencing the same debt) is registered at the close of business on the Regular Record Date for such interest which shall be the first day (whether or not a business day) of April or October in each year. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered Holder on such Regular Record Date, and may be paid to the Person in whose name a particular 2004 Series Bond (or any 2004 Series Bond evidencing the same debt) is registered at the close of business on a Special Record

                                       23
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2004 Series Bonds not less than 10 days prior to such Special Record Date, or may be paid, at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2004 Series Bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in Section 2.02 of the Original General and Refunding Indenture. Payments of principal thereon shall be made at the office or agency of the Company in the Borough of Manhattan, The City of New York, and such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Checks for the payment of interest thereon shall be mailed to the registered Holder at the address shown in the Bond register or registers of the Company.

         SECTION 2.04. The 2004 Series Bonds may not be redeemed prior to maturity except as provided in Section 2.05 below.

         SECTION 2.05. The 2004 Series Bonds may be redeemed on any date prior to Maturity, as a whole but not in part, after notice given as provided in
Section 8.07 of the Original General and Refunding Indenture not less than thirty days and not more than ninety days before such redemption date, at a redemption price of one hundred per centum (100%) of the then principal amount, together with accrued interest to the date of redemption, in the event (a) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company shall elect to redeem all the Bonds of all series, the redemption date in any such event to be not more than one hundred twenty days after the date on which all said stock is so acquired, or (b) that all or substantially all of the Mortgaged Property constituting Bondable Property which at the time shall be subject to the Lien of the General and Refunding Indenture shall be released from the Lien of the General and Refunding Indenture pursuant to Section 9.04 or Section 9.05 thereof, or both, and available moneys in the hands of the Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the Bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

         SECTION 2.06. The 2004 Series Bonds shall be issuable only as fully registered Bonds in denominations of $1,000 and any integral multiple of $1,000. The 2004 Series Bonds shall be exchangeable (upon payment of any tax or taxes or other governmental charges payable under Section 2.04 of the Original General and Refunding Indenture) at the option of the Holders thereof, for a like aggregate principal amount of 2004 Series Bonds of other authorized denominations.

                                       24
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         SECTION 2.07. The 2004 Series Bonds shall be substantially in the following form:

                      [FORM OF FACE OF 2004 SERIES BONDS]

                          LONG ISLAND LIGHTING COMPANY

             (Incorporated under the laws of the State of New York)
                           GENERAL AND REFUNDING BOND
                             8-5/8% SERIES DUE 2004

Number . . . . . . . .                                        $ . . . . . . . .

         LONG ISLAND LIGHTING COMPANY, a corporation organized and existing under the laws of the State of New York (hereinafter called the "Company"), for
value received, hereby promises to pay to                                    or
registered assigns,                      Dollars on April 15, 2004, and to pay
interest hereon at the rate of eight and five-eighths per centum (8-5/8%) per annum, from the date of the initial issuance of the General and Refunding Bonds of this Series, or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on the fifteenth day of April and October in each year, commencing on October 15, 1994, until this bond shall mature, according to its terms or on prior redemption or by declaration or otherwise, and at the same rate, from such date of maturity of this bond until this bond shall be paid or the payment hereof shall have been duly provided for, and (to the extent that payment of such interest is enforceable under applicable law) to pay interest on any overdue installment of interest at the same rate. The interest so payable, and punctually paid or duly provided for, on any interest payment date will, as provided in the General and Refunding Indenture hereinafter mentioned, be paid to the person in whose name this bond (or any bond or bonds evidencing the same debt) is registered at the close of business on the regular record date for such interest which shall be the first day (whether or not a business day) of April or October in each year. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such regular record date, and may be paid to the person in whose name this bond (or any bond or bonds evidencing the same debt) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to holders of bonds not less than 10 days prior to such special record date, or may be paid, at any time, in any other lawful manner not inconsistent with the requirements of any securities exchange on which the bonds may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the General and Refunding Indenture hereinafter mentioned. Payments of principal hereon shall be made at the

                                       25
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

office or agency of the Company in the Borough of Manhattan, The City of New York, and such payments shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. Checks for the payment of interest hereon shall be mailed to the registered holder at the address shown in the bond register or registers of the Company.

         Reference is hereby made to the further provisions of this bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         The lien on the properties of the Company provided by the General and Refunding Indenture hereinafter mentioned is subject to certain liens prior to the lien of the General and Refunding Indenture hereinafter mentioned, including the lien of the Company's Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, as supplemented, securing the First Mortgage Bonds of the Company issued thereunder.

         This bond shall not become valid or obligatory for any purpose until United States Trust Company of New York, or its successor, as Trustee under the General and Refunding Indenture hereinafter mentioned, or an authenticating agent appointed by the Trustee, shall have signed the certificate of authentication endorsed hereon.

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this bond to be duly executed under its corporate seal.

Dated:

                                       LONG ISLAND LIGHTING COMPANY


                                       By
                                         ----------------------------
                                                  President


Attest:

-----------------------------
         Secretary

                                       26
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

               [FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This is one of the General and Refunding Bonds described in the within mentioned General and Refunding Indenture.

                                       UNITED STATES TRUST
                                        COMPANY OF NEW YORK,
                                        as Successor Trustee


                                       By
                                         -----------------------------------
                                               Authorized Officer
                                                      [or


                                       By
                                         -----------------------------------
                                            As Authenticating Agent
                                               for the Trustee


                                       By
                                         -----------------------------------
                                              Authorized Officer]*

                                         * To be used if Trustee appoints an
                                         authenticating agent or agents
                                         pursuant to Section 14.23 of the
                                         General and Refunding Indenture.

                                       27
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

                  [FORM OF REVERSE SIDE OF 2004 SERIES BONDS]

                          LONG ISLAND LIGHTING COMPANY
             (Incorporated under the laws of the State of New York)

                           GENERAL AND REFUNDING BOND
                             8-5/8% SERIES DUE 2004

         This bond is one of an issue of bonds of the Company (herein referred to as the "General and Refunding Bonds"), not limited in principal amount except as provided in the General and Refunding Indenture hereinafter mentioned, issuable in series, which different series may mature at different times, may bear interest at different rates, and may otherwise vary as provided in the General and Refunding Indenture hereinafter mentioned, and is one of a series known as its General and Refunding Bonds, 8-5/8% Series Due 2004, created by a Supplemental Indenture dated as of June 1, 1994, all General and Refunding Bonds of all series issued and to be issued under and being equally and ratably secured (except in so far as any sinking or analogous fund, established in accordance with the provisions of the General and Refunding Indenture hereinafter mentioned, may afford additional security for the General and Refunding Bonds of any particular series) by a General and Refunding Indenture dated as of June 1, 1975, executed and delivered by the Company and Manufacturers Hanover Trust Company, Trustee (hereinafter referred to as the "Trustee" which term includes any successor trustee) (hereinafter, together with all indentures supplemental thereto, including the Supplemental Indenture hereinabove referred to, called the "General and Refunding Indenture") to which General and Refunding Indenture reference is made for a description of the property mortgaged, the nature and the extent of the security, the rights of the holders of the General and Refunding Bonds and of the Company in respect thereof, the rights, duties and immunities of the Trustee, and the terms and conditions upon which the General and Refunding Bonds are, and are to be, issued and secured.

         The General and Refunding Indenture contains provisions permitting the holders of not less than a majority in principal amount of all the General and Refunding Bonds at the time outstanding, determined and evidenced as provided in the General and Refunding Indenture, on behalf of the holders of all the General and Refunding Bonds, to waive any past default under the General and Refunding Indenture and its consequences except a completed default, as defined in the General and Refunding Indenture, in respect of the payment of the principal of, premium, if any, or interest on any General and Refunding Bond or except a default arising from the creation of any lien, other than those permitted by the General and Refunding Indenture, ranking prior to or equal with the lien of the General and Refunding Indenture on any of the mortgaged property.

                                       28
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture


         The General and Refunding Indenture also contains provisions permitting the Company and the Trustee, with the consent of the holders of not less than the specified percentages described below in principal amount of the General and Refunding Bonds at the time outstanding, in each case determined and evidenced as provided in the General and Refunding Indenture, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the General and Refunding Indenture or modifying in any manner the rights of the holders of the General and Refunding Bonds, subject, however, to certain limitations described below. With respect to any of the foregoing, there shall be required the consent of the holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of all the General and Refunding Bonds at the time outstanding; however, in case the rights under the General and Refunding Indenture of the holders of General and Refunding Bonds of one or more, but less than all, of the series of General and Refunding Bonds outstanding shall be similarly affected, then the consent of the holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of the outstanding General and Refunding Bonds of such one or more series affected is required, except that if any such action would similarly affect the General and Refunding Bonds of two or more series, the holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of outstanding General and Refunding Bonds of such two or more series, which need not include sixty-six and two-thirds per centum (66-2/3%) in principal amount of each of such series, is required. No such supplemental indenture shall, however, (i) extend the fixed maturity of any General and Refunding Bonds, or reduce the rate or extend the time of payment of interest thereon, or any premium payable on redemption thereof, or reduce the principal amount thereof, or, subject to the provisions of the General and Refunding Indenture, limit the right of a bondholder to institute suit for the enforcement of payment of principal, premium, if any, or interest in accordance with the terms of the General and Refunding Bonds, without the consent of the holder of each General and Refunding Bond so affected, or (ii) reduce the aforesaid percentage of General and Refunding Bonds, the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of all General and Refunding Bonds then outstanding, or (iii) permit the creation of any lien, other than those permitted by the terms of the General and Refunding Indenture, ranking prior to or equal with the lien of the General and Refunding Indenture on any of the mortgaged property without the consent of the holders of all General and Refunding Bonds then outstanding, or
(iv) in any respect materially reduce his security and deprive the holder of any outstanding General and Refunding Bond of the lien of the General and Refunding Indenture on any of the mortgaged property without his consent. Any such waiver or consent by the holder of this General and Refunding Bond (unless effectively revoked as provided in the General and Refunding Indenture) shall be conclusive and binding upon such holder and upon all future holders of this General and Refunding

                                       29
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

Bond, or General and Refunding Bonds issued in exchange for or upon the transfer of this General and Refunding Bond, irrespective of whether or not any notation of such waiver or consent is made upon this General and Refunding Bond.

         No reference herein to the General and Refunding Indenture and no provision of this General and Refunding Bond or of the General and Refunding Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this General and Refunding Bond at the time and place and at the rate and in the coin or currency herein prescribed.

         The General and Refunding Bonds of this Series are issuable only as fully registered bonds in denominations of $1,000 and any integral multiple of $1,000. General and Refunding Bonds of this Series may be exchanged for a like aggregate principal amount of General and Refunding Bonds of this Series of other authorized denominations without charge except for any tax or taxes or other governmental charges incident to such exchange, such exchange to be made at any office or agency to be maintained by the Company for such purposes and in the manner and subject to the limitations provided in the General and Refunding Indenture.

         The General and Refunding Bonds of this Series may not be redeemed prior to maturity except as herein provided in this paragraph. The General and Refunding Bonds of this Series may be redeemed prior to maturity, as a whole, but not in part, after notice given as provided in the General and Refunding Indenture not less than thirty days and not more than ninety days before such redemption date, at a redemption price of one hundred per centum (100%) of the then principal amount, together with accrued interest to the date of redemption, as more fully provided in Section 8.07 of the General and Refunding Indenture, in the event (a) that all the outstanding common stock of the Company shall be acquired by some governmental body or instrumentality and the Company elects to redeem all the General and Refunding Bonds of all series, the redemption date in any such event to be not more than one hundred twenty days after the date on which all said stock is so acquired, or (b) that all or substantially all of the mortgaged property which at the time shall be subject to the lien of the General and Refunding Indenture shall be released from the lien of the General and Refunding Indenture pursuant to the provisions thereof, and available moneys in the hands of the Trustee, including any moneys deposited by the Company for the purpose, are sufficient to redeem all the General and Refunding Bonds of all series at the redemption prices (together with accrued interest to the date of redemption) specified therein applicable to the redemption thereof upon the happening of such event.

                                       30
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         The General and Refunding Indenture provides that any notice of redemption of General and Refunding Bonds may state that it is subject to the receipt of the redemption moneys by the Trustee before the date fixed for redemption and such notice shall be of no effect unless such moneys are received before such date.

         The General and Refunding Indenture provides that if the Company shall deposit with the Trustee, in trust for the purpose, funds sufficient to pay the principal of all the General and Refunding Bonds of any series, or such of the General and Refunding Bonds of any series as have been or are to be called for redemption (including any portions, constituting $1,000 or an integral multiple thereof, of fully registered General and Refunding Bonds of this Series) and premium, if any, thereon, and all interest payable on such General and Refunding Bonds (or portions) to the date on which they become due and payable at maturity or upon redemption or otherwise, and complies with the other provisions of the General and Refunding Indenture in respect thereof, then from the date of such deposit such General and Refunding Bonds (or portions) shall no longer be secured by the lien of the General and Refunding Indenture.

         The General and Refunding Indenture provides that, upon any partial redemption of a fully registered General and Refunding Bond, and upon surrender thereof, new General and Refunding Bonds of the same series and of authorized denominations in principal amount equal to the unredeemed portion of such fully registered General and Refunding Bond will be delivered without charge in exchange therefor.

         The principal hereof may be declared or may become due prior to the express date of the maturity hereof on the conditions, in the manner and at the time set forth in the General and Refunding Indenture, upon the occurrence of a completed default as provided in the General and Refunding Indenture.

         This General and Refunding Bond is transferable in the manner and subject to the limitations prescribed in the General and Refunding Indenture by the registered holder hereof in person, or by his duly authorized attorney, at the principal corporate trust office of the Trustee or at such other office or agency established for that purpose, upon surrender of this General and Refunding Bond, and upon payment, if the Company shall require it, of any tax or taxes or other governmental charges incident to such exchange or transfer, payable in connection therewith, and thereupon, a new General and Refunding Bond or Bonds of authorized denominations of the same series and for the same aggregate principal amount will be issued to the transferee in exchange herefor as provided in the General and Refunding Indenture. Except as otherwise provided herein with respect to the payment of interest, the Company and the Trustee, any paying agent, any

                                       31
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

bond registrar and any other of the Company's agents may deem and treat the person in whose name this General and Refunding Bond is registered as the absolute owner hereof, whether or not this General and Refunding Bond shall be overdue, for the purpose of receiving payment and for all other purposes and neither the Company nor the Trustee nor any paying agent nor any bond registrar nor any other of the Company's agents shall be affected by any notice to the contrary.

         No recourse under or upon any obligation, covenant or agreement contained in the General and Refunding Indenture, or in any General and Refunding Bond thereby secured, or because of any indebtedness thereby secured, shall be had against any incorporator, or against any past, present or future shareholder, officer or director, as such, of the Company or of any successor corporation under any rule of law, statute or constitution, or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise; it being expressly agreed and understood that the General and Refunding Indenture, and the obligations thereby secured, are solely corporate obligations, and that no personal liability whatever shall attach to, or be incurred by, such incorporators, shareholders, officers or directors, as such, of the Company or of any successor corporation, or any of them because of the incurring of the indebtedness thereby authorized or under or by reason of any of the obligations, covenants or agreements contained in the General and Refunding Indenture or in any of the General and Refunding Bonds thereby secured, or implied therefrom.

               [END OF REVERSE SIDE OF FORM OF 2004 SERIES BONDS]

                                       32
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

                                  ARTICLE III

                            CONCERNING THE TRUSTEE.

         SECTION 3.01. The Trustee shall not be responsible in any manner for or with respect to the validity or sufficiency of this Twenty-seventh Supplemental Indenture, or the due execution hereof by the Company, or for or with respect to the recitals and statements made solely by the Company.

         SECTION 3.02. The Trustee hereby accepts the properties hereby mortgaged and conveyed to it upon the trusts hereinbefore referred to and agrees to perform the same upon the terms and conditions set forth in the General and Refunding Indenture.


                                   ARTICLE IV

                                 MISCELLANEOUS.

         SECTION 4.01. For all purposes hereof, except as the content may otherwise require, (a) all terms contained herein shall have the meanings given such terms in, and (b) all references herein to sections of the Original General and Refunding Indenture shall be deemed to be to such sections of, the Original General and Refunding Indenture as the same heretofore has been or hereafter may be amended by an indenture or indentures supplemental thereto.

         SECTION 4.02. This Twenty-seventh Supplemental Indenture may be executed in several counterparts, and all such counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

         SECTION 4.03. Attached hereto as Exhibit 1 is the form of the Fiftieth Supplemental Indenture to the First Mortgage Bond Indenture providing for the issuance of First Mortgage Bonds in accordance with the provisions of Section 5.14 of the Original General and Refunding Indenture.

         Pursuant to Section 259 of the Tax Law of the State of New York, the Company hereby states that the amount which, at the time of the execution and delivery of this Twenty-seventh Supplemental Indenture, including Exhibit 1 hereto, has been advanced or has accrued hereon or has become and is secured hereby is the sum of $285,000,000.

                                       33
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this instrument to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary and, in token of its acceptance of the Trusts created hereunder, UNITED STATES TRUST COMPANY OF NEW YORK has caused this instrument to be signed in its corporate name by one of its Vice Presidents and Trust Officers and its corporate seal to be affixed and attested by one of its authorized officers, all as of the day and year first above written.

                                       LONG ISLAND LIGHTING COMPANY


[CORPORATE SEAL]                       By     ANTHONY NOZZOLILLO
                                         ----------------------------
                                              ANTHONY NOZZOLILLO
                                           Senior Vice President and
                                            Chief Financial Officer

Attest:

     KATHLEEN A. MARION
-----------------------------
     KATHLEEN A. MARION
    Corporate Secretary

                                       UNITED STATES TRUST COMPANY
                                        OF NEW YORK

[CORPORATE SEAL]                       By      LOUIS P. YOUNG
                                         ----------------------------
                                               LOUIS P. YOUNG
                                               Vice President


Attest:

    MARGARET CIESMELEWSKI
-----------------------------
    MARGARET CIESMELEWSKI
  Assistant Vice President

                                       34
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture


STATE OF NEW YORK        )
                         :   SS.
COUNTY OF NASSAU         )

         On the 8th day of June, in the year 1994, before me personally came ANTHONY NOZZOLILLO, to me known, who, being by me duly sworn, did depose and say that he resides at 430 Forest Avenue, Woodmere, New York; that he is a Senior Vice President and Chief Financial Officer of LONG ISLAND LIGHTING COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.

                                                        HELEN R. DUFFY
                                               --------------------------------
                                                        Notary Public

                                                        HELEN R. DUFFY
                                               NOTARY PUBLIC, State of New York
                                                  No. 4827371, Suffolk County
                                               Term Expires September 30, 1995


STATE OF NEW YORK        )
                         :   SS.
COUNTY OF NEW YORK       )

         On the 9th day of June, in the year 1994, before me personally came LOUIS P. YOUNG, to me known, who, being by me duly sworn, did depose and say that he resides at 6 Island Street, Plainview, New York 11803; that he is a Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that he signed his name thereto by like authority.


                                                      ALLISON BLUNNIE
                                            -----------------------------------
                                                       Notary Public

                                                      ALLISON BLUNNIE
                                             Notary Public, State of New York
                                                       No. 41-5007490
                                               Qualified In Queens County
                                            Commission Expires February 1, 1995

                                       35
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture


                                   Schedule A
                                       TO
                     TWENTY-SEVENTH SUPPLEMENTAL INDENTURE
                                  dated as of
                                  June 1, 1994
                                  SUPPLEMENTAL
                                       TO
                    INDENTURE OF MORTGAGE AND DEED OF TRUST
                                  dated as of
                               September 1, 1951

         All of the properties referred to as being included in Schedule A in the Granting Clause of this Twenty-seventh Supplemental Indenture, supplemental to the Original Indenture, intended to be covered by the lien of the Indenture are hereinafter described. All the right, title and interest of the Company in and to its said properties, as acquired under the conveyances listed below, together with all the right, title and interest of the Company in and to any road, street or way, public or private, open or proposed, in front of, adjoining and through any thereof, are incorporated herein as if more fully set forth at length, and nothing in this Schedule, except as specifically stated hereinafter, shall operate as, or be construed to be, a limitation or diminution of said right, title or interest. Said properties, where applicable, are subject to:

                 (1) Restrictions and covenants of record and easements to other public utilities, but said restrictions, covenants and easements in no way, manner or fashion, except as specifically stated hereinafter, interfere adversely with the operation of the business of the Company.

                 (2) Zoning ordinances and resolutions of any village, town or any governmental authority having jurisdiction thereof.

         All of the properties acquired by tax deeds from the County of Suffolk are subject to the limitation of the Suffolk County Tax Act and to the provisions of the Real Property Tax Law of the State of New York pertaining to the sales of real properties for delinquent taxes in the County of Suffolk, and also to such minor defects of title as are of the nature ordinarily found in properties of this character.

                                       36
       Long Island Lighting Company -- Twenty-seventh Supplemental Indenture to the General and Refunding Indenture




                               COUNTY OF SUFFOLK

                              Town of Southampton

                                   Item 1653


         All that certain plot, piece or parcel of land, situated, lying and being in Hayground, Town of Southampton, County of Suffolk and State of New York, conveyed to Long Island Lighting Company by Estate of Sayre Baldwin by deed dated July 13, 1993, and recorded in the Office of the Suffolk County Clerk on July 29, 1993 in Liber 11638, cp 193. Indexed as District 0900,
Section 083, Block 1, part of lots 032 and 033, on the Tax Map of the County of Suffolk.





                                COUNTY OF OSWEGO

                                 Town of Scriba

                                   Item 1654


         An undivided eighteen percent (18%) interest in all that certain plot, piece or parcel of land, situated, lying and being in the Town of Scriba, County of Oswego and State of New York, conveyed to Long Island Lighting Company by Niagara Mohawk Power Corporation by deed dated April 22, 1986 and recorded in the Office of the Oswego County Clerk on May 25, 1988 in Book 1049, cp 305.

                                       1
         Long Island Lighting Company - Fiftieth Supplemental Indenture




                                                                       EXHIBIT 1

         FIFTIETH SUPPLEMENTAL INDENTURE, dated as of June 1, 1994, between LONG ISLAND LIGHTING COMPANY, a New York corporation ("the Company"), having its principal office at 175 East Old Country Road, in Hicksville, County of Nassau, State of New York, and IBJ SCHRODER BANK & TRUST COMPANY, a bank and trust company organized under the laws of the State of New York (hereinafter called "the Trustee" or "the Successor Trustee"), having its corporate trust office at One State Street, in the Borough of Manhattan, City, County and State of New York.

         WHEREAS, the Company has executed and delivered to City Bank Farmers Trust Company (subsequently converted into First National City Trust Company, which was merged into First National City Bank, now named Citibank, N.A.), as Trustee (hereinafter called "the Original Trustee"), an Indenture of Mortgage and Deed of Trust dated as of September 1, 1951 ("the Original Indenture") securing the Company's First Mortgage Bonds ("the Bonds"), unlimited in aggregate principal amount except as therein otherwise provided, and creating the Company's First Mortgage Bonds, Series A, B and C; and

         WHEREAS, thereafter the Company executed and delivered to the Trustee, or its predecessor as Trustee, a First Supplemental Indenture, dated as of December 1, 1951, a Second Supplemental Indenture, dated as of October 1, 1952, a Third Supplemental Indenture, dated as of September 1, 1953, a Fourth Supplemental Indenture, dated as of December 1, 1954, a Fifth Supplemental Indenture, dated as of November 1, 1955, a Sixth Supplemental Indenture, dated as of December 1, 1956, a Seventh Supplemental Indenture, dated as of May 1, 1958, an Eighth Supplemental Indenture, dated as of July 1, 1959, a Ninth Supplemental Indenture, dated as of August 1, 1961, a Tenth Supplemental Indenture, dated as of April 1, 1963, an Eleventh Supplemental Indenture, dated as of June 1, 1964, a Twelfth Supplemental Indenture, dated as of June 1, 1965, a Thirteenth Supplemental Indenture, dated as of March 1, 1966, a Fourteenth Supplemental Indenture, dated as of April 1, 1967, a Fifteenth Supplemental Indenture, dated as of September 1, 1969, creating the Company's First Mortgage Bonds, Series D, E, F, G, H, I, J, K, L, M, N, O, P, Q and R, a Sixteenth Supplemental Indenture, dated as of September 1, 1970, creating the Company's First Mortgage Bonds, Series S and T, a Seventeenth Supplemental Indenture, dated as of April 1, 1971, an Eighteenth Supplemental Indenture, dated as of December 1, 1971, a Nineteenth

                                       2
         Long Island Lighting Company - Fiftieth Supplemental Indenture

Supplemental Indenture, dated as of September 1, 1972, a Twentieth Supplemental Indenture, dated as of December 1, 1973, a Twenty-first Supplemental Indenture, dated as of June 1, 1974, a Twenty-second
Supplemental Indenture, dated as of November 1, 1974, a Twenty-third Supplemental Indenture, dated as of June 1, 1975, a Twenty-fourth
Supplemental Indenture, dated as of September 1, 1975, a Twenty-fifth Supplemental Indenture, dated as of June 1, 1976, a Twenty-sixth
Supplemental Indenture, dated as of December 1, 1976, a Twenty-seventh Supplemental Indenture, dated as of May 1, 1977, a Twenty-eighth
Supplemental Indenture, dated as of April 1, 1978, a Twenty-ninth
Supplemental Indenture, dated as of March 1, 1979, a Thirtieth
Supplemental Indenture, dated as of February 1, 1980, a Thirty-first Supplemental Indenture, dated as of March 1, 1981, a Thirty-second Supplemental Indenture, dated as of July 1, 1981, a Thirty-third
Supplemental Indenture, dated as of July 1, 1981, a Thirty-fourth
Supplemental Indenture, dated as of December 1, 1981, a Thirty-fifth Supplemental Indenture, dated as of December 1, 1981, a Thirty-sixth Supplemental Indenture, dated as of June 1, 1982, a Thirty-seventh Supplemental Indenture, dated as of October 1, 1982, a Thirty-eighth Supplemental Indenture, dated as of April 1, 1983, and a Thirty-ninth Supplemental Indenture, dated as of May 1, 1983, creating the Company's
First Mortgage Bonds, Series U, V, W, X, Y, Z, AA, BB, CC, DD, EE, FF,
GG, HH, II, JJ, KK, LL, MM, NN, OO, PP and QQ, and confirming the lien of the Indenture on certain property, rights, privileges and franchises acquired since the execution and delivery of the Original Indenture; and

         WHEREAS, the Original Indenture and the aforesaid Supplemental Indentures have been recorded as follows:

                                                        IN THE OFFICE OF
                                                         THE REGISTER OF
                                    IN THE NASSAU          THE CITY OF
                                   COUNTY CLERK'S           NEW YORK
                                        OFFICE           (QUEENS COUNTY)
                                 -------------------   ------------------
                                  LIBER OF              LIBER OF
                                 MORTGAGES      PAGE   MORTGAGES     PAGE
                                 ---------      ----   ---------     ----
 Original Indenture  . . . .        4450           1      6475          1
 Supplemental Indentures:
   First . . . . . . . . . .        4464          69      6484        377
   Second  . . . . . . . . .        4724         389      6638        171
   Third . . . . . . . . . .        5041         428      6799        141
   Fourth  . . . . . . . . .        5405         370      6966        422
   Fifth . . . . . . . . . .        5703          64      7110        648
   Sixth . . . . . . . . . .        6007         521      7273        281
   Seventh . . . . . . . . .        6273         326      7451        458

                                       3
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                                                        IN THE OFFICE OF
                                                         THE REGISTER OF
                                    IN THE NASSAU          THE CITY OF
                                   COUNTY CLERK'S           NEW YORK
                                        OFFICE           (QUEENS COUNTY)
                                 -------------------   ------------------
                                  LIBER OF              LIBER OF
                                 MORTGAGES      PAGE   MORTGAGES     PAGE
                                 ---------      ----   ---------     ----
 Supplemental Indentures:
   Eighth  . . . . . . . . .        6532         251      7612        211
   Ninth . . . . . . . . . .        6950          79      7884        530
   Tenth . . . . . . . . . .        7322           1      8158        387
   Eleventh  . . . . . . . .        7538          61      8416        388
   Twelfth . . . . . . . . .        7717         342      8639        323
   Thirteenth  . . . . . . .        7872         464        55*        90
   Fourteenth  . . . . . . .        8079         364       383*       438
   Fifteenth . . . . . . . .        8529         283       349**      429
   Sixteenth . . . . . . . .        8671         129       427**      242
   Seventeenth . . . . . . .        8744         104       468**     1768
   Eighteenth  . . . . . . .        8889         237       535**     1618
   Nineteenth  . . . . . . .        9027         144       601**     1250
   Twentieth . . . . . . . .        9291         274       725**     1786
   Twenty-first  . . . . . .        9365         240       766**     1373
   Twenty-second . . . . . .        9439          30       799**     1072
   Twenty-third  . . . . . .        9517         524       840**     1275
   Twenty-fourth . . . . . .        9570         458       862**      584
   Twenty-fifth  . . . . . .        9675          63       911**      544
   Twenty-sixth  . . . . . .        9778          58       953**      505
   Twenty-seventh  . . . . .        9814         558       985**      759
   Twenty-eighth . . . . . .        9919          64      1063**     1103
   Twenty-ninth  . . . . . .       10032          78      1143**     1125
   Thirtieth . . . . . . . .       10169          75      1239*      1812
   Thirty-first  . . . . . .       10285          74      1323**      816
   Thirty-second . . . . . .       10322          44      1351**      230
   Thirty-third  . . . . . .       10322         105      1351**      293
   Thirty-fourth . . . . . .       10379          68      1392**     1729
   Thirty-fifth  . . . . . .       10379         172      1392**     1604
   Thirty-sixth  . . . . . .       10423         170      1432**     1106
   Thirty-seventh  . . . . .       10471         471      1466**     1683
   Thirty-eighty . . . . . .       10542         769      1518**      938
   Thirty-ninth  . . . . . .       10571          57      1537**      767

_______________
  *Liber of Records.
 **Reel.

                                       4
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                                            IN THE SUFFOLK      IN THE OFFICE OF
                                            COUNTY CLERK'S      THE REGISTRAR OF
                                                OFFICE           SUFFOLK COUNTY
                                         -------------------    ----------------
                                          LIBER OF
                                         MORTGAGES      PAGE      DOCUMENT NO.
                                         ---------      ----      ------------
 Original Indenture  . . . . . . .          1884           1          29050
 Supplemental Indentures:
   First Indenture . . . . . . . .          1889         569          29279
   Second Indenture  . . . . . . .          2006          74          35843
   Third . . . . . . . . . . . . .          2143         211          43709
   Fourth  . . . . . . . . . . . .          2326         488          52211
   Fifth . . . . . . . . . . . . .          2539         317          59824
   Sixth . . . . . . . . . . . . .          2773         327          68422
   Seventh . . . . . . . . . . . .          3015          86          78200
   Eighth  . . . . . . . . . . . .          3251           5          88155
   Ninth . . . . . . . . . . . . .          3678         380         106597
   Tenth . . . . . . . . . . . . .          4081          14         122751
   Eleventh  . . . . . . . . . . .          4390          72         134155
   Twelfth . . . . . . . . . . . .          4664         366         143894
   Thirteenth  . . . . . . . . . .          4890         405         151648
   Fourteenth  . . . . . . . . . .          5130         543         160481
   Fifteenth . . . . . . . . . . .          5682         431         179778
   Sixteenth . . . . . . . . . . .          5891          14         187577
   Seventeenth . . . . . . . . . .          6006         544         191628
   Eighteenth  . . . . . . . . . .          6236         195         198008
   Nineteenth  . . . . . . . . . .          6473         299         204868
   Twentieth . . . . . . . . . . .          6956         378         219354
   Twenty-first  . . . . . . . . .          7104          80         223591
   Twenty-second . . . . . . . . .          7221          17         226961
   Twenty-third  . . . . . . . . .          7358*        510         231531
   Twenty-fourth . . . . . . . . .          7445*        120         234028
   Twenty-fifth  . . . . . . . . .          7622*         61         239418
   Twenty-sixth  . . . . . . . . .          7773*        100         244098
   Twenty-seventh  . . . . . . . .          7882*        552         247933
   Twenty-eighth . . . . . . . . .          8149*         30         256465
   Twenty-ninth  . . . . . . . . .          8401*        574         263862
   Thirtieth . . . . . . . . . . .          8689           1         271653

---------------
*Volume of Mortgages.

                                       5
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                                           IN THE SUFFOLK       IN THE OFFICE OF
                                           COUNTY CLERK'S       THE REGISTRAR OF
                                               OFFICE             SUFFOLK COUNT
                                        --------------------    ----------------
                                        LIBER OF
                                        MORTGAGES       PAGE      DOCUMENT NO.
                                        ---------       ----      ------------
 Supplemental Indentures:
   Thirty-first  . . . . . . . .          8950            38         278932
   Thirty-second . . . . . . . .          9034           385         281160
   Thirty-third  . . . . . . . .          9034           446         281157
   Thirty-fourth . . . . . . . .          9169            97         284686
   Thirty-fifth  . . . . . . . .          9169           161         284688
   Thirty-sixth  . . . . . . . .          9271           423         287513
   Thirty-seventh  . . . . . . .          9374           279         290222
   Thirty-eighth . . . . . . . .          9519           563         293588
   Thirty-ninth  . . . . . . . .          9578           272         294810;


         WHEREAS, the Company and First National City Bank (now Citibank, N.A.), as Trustee, pursuant to Article Nine of the Uniform Commercial Code, have executed a Financing Statement which was filed in the State of New York on June 2, 1965, in the Department of State of the State of New York as File No. 65-124,203, and Continuation Statements numbered 48,738, 40,081, 73,660 and 123,589, which were filed, respectively, in the State of New York on April 21, 1970, May 15, 1975, May 23, 1980 and May 28, 1985, in the Department of State of the State of New York; and

         WHEREAS, a Fortieth Supplemental Indenture, dated as of February 29, 1984, wherein the Company accepts the resignation of Citibank, N.A., as Original Trustee under the Indenture, appoints J. Henry Schroder Bank & Trust Company as Successor Trustee under the Indenture and J. Henry Schroder Bank & Trust Company accepts such appointment, has been executed by the Company, Citibank, N.A. and J. Henry Schroder Bank & Trust Company and recorded as follows: In the Nassau County Clerk's Office in Liber 9538 of Deeds, Page 581 on March 1, 1984; in the Office of the Register of The City of New York (Queens County) on Reel 1647, Page 40 on March 5, 1984; in the Suffolk County Clerk's Office in Liber 9992 of Mortgages, Page 418 on March 5, 1984; and in the Office of the Registrar of Suffolk County as Document No. 301270 on March 5, 1984; and

         WHEREAS, the Company and First National City Bank (now Citibank, N.A.), as Trustee, pursuant to Article Nine of the Uniform Commercial Code, have executed an Amendment to the Financing Statement which was filed in the State of New York on May 28, 1985, in the Department of State of the State of New York as File No. 123,590, and an

                                       6
         Long Island Lighting Company - Fiftieth Supplemental Indenture

Assignment Statement on May 28, 1985 numbered 123,591 to J. Henry Schroder Bank & Trust Company, and on April 23, 1990 the Company and J. Henry Schroder Bank & Trust Company filed a Continuation Statement numbered 83,189 and an Amendment Statement numbered 83,190; and

         WHEREAS, thereafter the Company executed and delivered to the Successor Trustee a Forty-first Supplemental Indenture, dated as of September 1, 1984, a Forty-second Supplemental Indenture, dated as of October 1, 1984, a Forty-third Supplemental Indenture, dated as of June 1, 1985, a Forty-fourth Supplemental Indenture, dated as of April 1, 1986, a Forty-fifth Supplemental Indenture, dated as of February 1, 1991, a Forty-sixth Supplemental Indenture, dated as of May 1, 1991, a Forty-seventh Supplemental Indenture, dated as of July 1, 1991, a Forty-eighth Supplemental Indenture, dated as of May 1, 1992, and a Forty-ninth Supplemental Indenture dated as of July 1, 1992, creating the Company's First Mortgage Bonds, Series RR, SS, TT, UU, VV, WW, XX, YY, ZZ, AAA, BBB and CCC, respectively, and confirming the lien of the Indenture on certain property, rights, privileges and franchises acquired since the execution and delivery of the Original Indenture; and

         WHEREAS, the aforesaid Supplemental Indentures have been recorded as follows:

                                                                IN THE OFFICE OF
                                                                 THE REGISTER OF
                                             IN THE                THE CITY OF
                                         NASSAU COUNTY              NEW YORK
                                         CLERK'S OFFICE          (QUEENS COUNTY)
                                      -------------------       -----------------
                                       LIBER OF
                                      MORTGAGES      PAGE       REEL         PAGE
                                      ---------      ----       ----         ----
 Supplemental Indentures:
   Forty-first . . . . . . . . . .      10945         622       1742          680
   Forty-second  . . . . . . . . .      10988         758       1772         1463
   Forty-third . . . . . . . . . .      11159          60       1877          735
   Forty-fourth  . . . . . . . . .      11487          95       2073            1
   Forty-fifth . . . . . . . . . .      13715         178       3121         1996
   Forty-sixth . . . . . . . . . .      13782         196       3149          569
   Forty-seventh . . . . . . . . .      13859         167       3185         1156
   Forty-eighth  . . . . . . . . .      14060         193       3319         2469
   Forty-ninth . . . . . . . . . .      14113         170       3365          698

                                       7
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                                                   IN THE          IN THE OFFICE OF
                                               SUFFOLK COUNTY      THE REGISTRAR OF
                                               CLERK'S OFFICE       SUFFOLK COUNTY
                                           ---------------------   ----------------
                                            LIBER OF
                                           MORTGAGES        PAGE      DOCUMENT NO.
                                           ---------        ----      ------------
 Supplemental Indentures:
   Forty-first . . . . . . . . . . .         10357             1         306374
   Forty-second  . . . . . . . . . .         10465           165         307994
   Forty-third . . . . . . . . . . .         10849           202         313990
   Forty-fourth  . . . . . . . . . .         11550           227         323439
   Forty-fifth . . . . . . . . . . .         16595             1         388389
   Forty-sixth . . . . . . . . . . .         16737           201         390447
   Forty-seventh . . . . . . . . . .         16923           299         392730
   Forty-eighth  . . . . . . . . . .         17664           247         401508
   Forty-ninth . . . . . . . . . . .         17933           227         404359

                                               IN THE
                                           OSWEGO COUNTY
                                           CLERK'S OFFICE
                                         ----------------
                                          BOOK OF
                                         MORTGAGES   PAGE
                                         ---------   ----
   Forty-fourth  . . . . . . . . . .        869      106
   Forty-fifth . . . . . . . . . . .       1227       77
   Forty-sixth . . . . . . . . . . .       1242       85
   Forty-seventh . . . . . . . . . .       1264       71
   Forty-eighth  . . . . . . . . . .       1334      168
   Forty-ninth . . . . . . . . . . .       1357      175; and


         WHEREAS, the Organization Certificate of J. Henry Schroder Bank & Trust Company, filed in the Office of the Superintendent of Banks of the State of New York, was amended, effective January 1, 1987, to provide that J. Henry Schroder Bank & Trust Company be named IBJ Schroder Bank & Trust Company; and

         WHEREAS, the Original Indenture, together with the aforesaid forty-nine supplemental indentures and this Fiftieth Supplemental Indenture, is hereinafter called "the Indenture;" and

                                       8
         Long Island Lighting Company - Fiftieth Supplemental Indenture


         WHEREAS, as required by Section 5.14 of the General and Refunding Indenture dated as of June 1, 1975 between the Company and Manufacturers Hanover Trust Company, as Trustee ("the General and Refunding Indenture"), the Company desires by this Fiftieth Supplemental Indenture to create two series of Bonds to be issued under the Indenture, to designate or otherwise distinguish such series, to specify the particulars necessary to describe and define the same, and to specify such other terms, provisions and agreements in respect thereto as are in the Indenture provided or permitted; and

         WHEREAS, in the Original General and Refunding Indenture, the Company has heretofore granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed unto the Trustee, the property, rights, privileges and franchises set forth in said Original General and Refunding Indenture as follows:

                                  CLAUSE FIRST

                 All the property particularly described in Schedule A hereto annexed and hereby made a part hereof as fully as if set forth herein at length.

                                 CLAUSE SECOND

                 All other property, real, personal or mixed (other than "Excepted Property" as hereinafter defined), of every kind and description and wheresoever situate, now owned or which may be hereafter acquired by the Company, to the extent of all of the Company's ownership interest therein, regardless of whether such ownership interest constitutes the entire ownership interest in the property concerned or whether it be a jointly held interest in common with others divided or undivided, it being the intention hereof that all property, rights, privileges and franchises now owned by the Company after the date hereof (other than Excepted Property) shall be as fully embraced within and subjected to the Lien hereof as if such property were specifically described herein.

                                  CLAUSE THIRD

                 Also any property, including Excepted Property, that may, from time to time hereafter, by delivery or by writing of any kind, be subjected to the Lien hereof by the Company or by anyone in its behalf; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder. Such subjection to the Lien hereof of any such property as additional security may be made

                                       9
         Long Island Lighting Company - Fiftieth Supplemental Indenture

         subject to any reservations, limitations or conditions which shall be set forth in a writing executed by the Company or the Person so acting in its behalf and/or the Trustee respecting the use and disposition of such property or the proceeds thereof.

                                 CLAUSE FOURTH

                 Together with all the rents, issues, profits and other income of the property subjected or required to be subjected to the Lien of the General and Refunding Indenture; and all the estate, right, title and interest of every nature whatsoever of the Company in and to the same and every part and parcel thereof.

                               EXCEPTED PROPERTY

                 There is, however, expressed excepted and excluded from the Lien and operation of the General and Refunding Indenture the following described property of the Company, now owned or hereafter acquired (herein sometimes called "Excepted Property"):

                    A. All cash on hand or in banks; all bills, notes and accounts receivable; all choses in action and judgments; all shares of stock, bonds, notes, evidences of indebtedness and other securities; and all contracts and operating agreements;

                    B. All goods, wares, materials, merchandise, appliances and supplies acquired for the purpose of sale in the ordinary course of business; and all fuel (including nuclear fuel), materials and supplies and other personal property which are consumable (otherwise than by ordinary wear and tear) in their use in the operation of the business of the Company;

                    C. The last day of the term of each leasehold estate (oral or written) and/or any agreement therefor, now or hereafter enjoyed by the Company, and whether falling within a general or specific description of property herein;

                    D. All electric energy, gas, heat and other products generated, manufactured, produced or purchased by the Company for sale or distribution in the ordinary course of its business;

                    E. Property acquired by the Company as a result of any consolidation or merger to which the Company may be a party which, to the extent specified in Section 13.05 hereof,

                                       10
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                 does not become subject to the Lien of this General and Refunding Indenture;

                    F.  Airplanes and flight equipment; and

                    G.  Property located outside the State of New York.

                 The Company may, or if expressed required by the terms of this General and Refunding Indenture shall, however, pursuant to Clause Third, subject to the Lien hereof any Excepted Property, whereupon the same shall cease to be Excepted Property and if, upon the occurrence of a completed default as specified in Section 10.01 hereof, the Trustee or a receiver appointed hereunder shall enter upon and take possession of the Mortgaged Property, the Trustee or such receiver may also, to the extent permitted by law, take possession of any Excepted Property, whereupon the same shall cease to be Excepted Property; and

         WHEREAS, in the supplemental indentures to the Original General and Refunding Indenture, the Company has heretofore granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed upon the Trustee all the property particularly described in each Schedule A thereto annexed and made a part thereof, and all the property, real, personal or mixed, rights, privileges and franchises (other than Excepted Property), of every kind and description and wheresoever situate, as specified in Granting Clauses First, Second, Third and Fourth of the Original General and Refunding Indenture; and

         WHEREAS, since the execution and delivery of the Original Indenture, the Company has acquired certain property, rights, privileges and franchises which by the terms of the Original Indenture are subject to the lien of the Indenture, and the Company desires to confirm the lien of the Indenture on said property, rights, privileges and franchises so acquired in accordance with the provisions of the Indenture; and

         WHEREAS, all the conditions and requirements necessary to make this Fiftieth Supplemental Indenture when duly executed a valid, binding and legal instrument in accordance with its terms and for the purposes herein expressed have been done, performed and fulfilled, and the execution and delivery of this Fiftieth Supplemental Indenture have in all respects been duly authorized by resolution of the Board of Directors of the Company;

         NOW, THEREFORE, in consideration of the premises and of the sum of $1 paid to the Company by the Trustee at or before the execution and delivery hereof, the receipt whereof is hereby acknowledged, and of other good and valuable considerations, the Company does hereby acknowledge

                                       11
         Long Island Lighting Company - Fiftieth Supplemental Indenture

and confirm that it has granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged and confirmed, and by these presents the Company does hereby grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge and confirm unto the Trustee all property, real, personal or mixed, rights, privileges and franchises (other than Excepted Property as defined in the Indenture), of every kind and description and wheresoever situate, acquired by the Company since the execution and delivery of the Original Indenture.

         TO HAVE AND TO HOLD all such property, rights, privileges and franchises as part of the Trust Estate (as defined in the Indenture) with like effect as though originally included therein.

         IN TRUST NEVERTHELESS for the same purposes and upon the same terms, trusts and conditions, and subject to and with the same provisos and covenants, as are set forth in the Indenture, with the same force and effect as though such property had been particularly described in the Granting Clauses of the Original Indenture.

         The Company does hereby covenant and agree with the Trustee as follows:

                                   ARTICLE I

                FIRST MORTGAGE BONDS, SERIES DDD 7-5/8% DUE 1998

         SECTION 1. There is hereby created a series of Bonds to be issued under and secured by the Indenture to be designated as "First Mortgage Bonds, Series DDD 7-5/8% Due 1998" of the Company ("the Bonds of Series DDD"), and the form thereof shall be substantially as hereinafter recited. The principal amount of Bonds of Series DDD which may be authenticated and delivered under this Supplemental Indenture shall be limited to One Hundred Million Dollars ($100,000,000), except for Bonds of Series DDD authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Bonds of Series DDD pursuant to the provisions of the Original Indenture, as from time to time amended and supplemented, or of this Supplemental Indenture. An aggregate principal amount of One Hundred Million Dollars ($100,000,000) of the Bonds of Series DDD may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery. From time to time, so long as the aggregate principal amount of the Bonds of Series DDD authenticated and delivered does not exceed the limitation hereinabove set forth, and subject to the terms and conditions of the Indenture relative to the authentication and delivery of Bonds, Bonds of Series DDD additional to the initial issue thereof may be executed by the Company and delivered to the Trustee for authentication and delivery. The Bonds of Series DDD shall be registered Bonds without coupons in

                                       12
         Long Island Lighting Company - Fiftieth Supplemental Indenture

denominations of $1,000 or any multiple thereof, and of such amount of each denomination as may be executed by the Company and delivered to the Trustee for authentication and delivery. The Bonds of Series DDD shall mature April 15, 1998, and shall bear interest at the rate of seven and five-eighths per centum (7-5/8%) per annum, payable semi-annually on April 15 and October 15 in each year, commencing on the date specified in such Bond as below provided as the commencement date of the first interest period, until the principal thereof shall have become due and payable. Interest shall be payable on overdue principal of the Bonds of Series DDD and (to the extent that payment of such interest is enforceable under applicable law) on overdue instalments of interest of Bonds of Series DDD at the rate of six per centum (6%) per annum. Both the principal of and interest on the Bonds of Series DDD shall be paid at the office or agency of the Company in the Borough of Manhattan in The City of New York, in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

         SECTION 2. The provisions of the second paragraph of Section 2.05 of the Indenture shall not be applicable to the Bonds of Series DDD. All Bonds of Series DDD shall be dated the date of their authentication, and shall bear interest from the date specified in such Bond as below provided as the commencement of the first interest period, or from the most recent interest date to which interest has been paid or duly provided for. Interest on any Bond of Series DDD which is payable, and is punctually paid or duly provided for, on any interest date shall be paid to the person in whose name that Bond (or one or more Bonds of Series DDD evidencing all or a portion of the same debt) is registered at the close of business on the Regular Record Date for such interest which shall be the first day of April or October, as the case may be, next preceding such interest date whether or not such first day of April or October is a day which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed (hereinafter a "Business Day").

         SECTION 3. Any interest on any Bond of Series DDD which is payable, but is not punctually paid or duly provided for, on any interest date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Bonds of Series DDD (or the respective Bonds of Series DDD evidencing all or a portion of the same debt) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall

                                       13
         Long Island Lighting Company - Fiftieth Supplemental Indenture

         notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond of Series DDD and the date of the proposed payment, and at the same time the Company shall make arrangements satisfactory to the Trustee for the deposit with the Trustee of an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 5 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of a Bond of Series DDD at his address as it appears in the Bond register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be published at least once in a daily newspaper in the Borough of Manhattan in The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Bonds of Series DDD (or the respective Bonds of Series DDD evidencing all or a portion of the same debt) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                 (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of Series DDD may be listed, and upon such notice as may be required by such exchange, if after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         SECTION 4. The Bonds of Series DDD shall be redeemable at a redemption price of one hundred per centum (100%) of their principal amount, together with accrued interest thereon from the interest date to which interest has previously been paid or made available for payment to the date fixed for redemption, upon the application of Trust Moneys pursuant to

                                       14
         Long Island Lighting Company - Fiftieth Supplemental Indenture

the last paragraph of Section 9.04, and Sections 9.10 and 9.11 of the Indenture.

         Bonds of Series DDD shall be redeemed in accordance with their terms and Article Eleven of the Indenture.

         SECTION 5.  In order to prevent the application of the provisions of
Section 9.10 of the Indenture requiring the redemption of Bonds pursuant to said Section, the Company shall use its best efforts to take such action as may be necessary so that at no time shall there have been on deposit at all times during the preceding three years Trust Moneys in an amount in excess of $25,000.

         The Company shall, in the manner provided in Sections 9.04A and 12.01 of the Indenture, use its best efforts to make alternative directions and designations so that it shall not be required by the provisions of said Sections to purchase or redeem any Bonds of Series DDD.

         SECTION 6. No payment by way of principal or interest on any Bond of Series DDD shall be made if the Trustee shall have received written notice signed on behalf of the registered holder of such Bond of Series DDD stating that the same has been waived by such registered holder and such waiver shall not have been revoked, all in the manner and at the times hereinafter specified. With respect to principal of any Bond of Series DDD becoming due and payable on any date, said notice shall be on file with the Trustee at the close of business on said due date if said due date is a Business Day, or, if said due date is not a Business Day, then on the Business Day next following said due date. With respect to any instalment of interest on any Bond of Series DDD, said notice shall be on file with the Trustee at the close of business on the date which is the 30th day after the date fixed for payment of such instalment or, if said 30th day is not a Business Day, on the Business Day next preceding said 30th day. The above-mentioned notices of waiver may be revoked by written notice signed and filed with the Trustee in the same manner specified herein for a notice of waiver.

         Unless a waiver is so revoked, (a) at the close of business on the date when any principal of any Bond of Series DDD with respect to which a waiver was on file with the Trustee as aforesaid shall become due and payable or, if said due date is not a Business Day, on the Business Day next following said due date, such principal shall cease to be payable, and interest shall thereupon cease to accrue thereon, and (b) at the close of business on the date which is the 30th day after the date fixed for payment of any instalment of interest with respect to which a waiver was on file with the Trustee as aforesaid or, if said 30th day is not a Business Day, on the

                                       15
         Long Island Lighting Company - Fiftieth Supplemental Indenture

Business Day next preceding said 30th day, such instalment shall cease to be payable.

         Said notice shall specify the certificate numbers and denominations of Bonds of Series DDD to which it applies and the principal or instalments of interest being thereby waived and shall state that the person signing or on whose behalf it is signed is the registered holder of said Bonds of Series DDD, that said Bonds of Series DDD are in said registered holder's possession and, if required by the Trustee, will be promptly produced for inspection by the Trustee, that payment of the principal of or instalments of interest specified therein are thereby waived, that said notice is being delivered to the Trustee for the purpose of being relied on by the Trustee in the administration of the trust under the Indenture, that the Trustee may so rely and that the person(s) signing are thereunto duly authorized.

         Where the person on whose behalf a notice is given is a corporation, said notice shall be signed by the President or any Vice President, Cashier, Controller, Treasurer, Trust Officer or Assistant Vice President, and by an Assistant Cashier, Assistant Controller, Assistant Treasurer or Assistant Trust Officer.

         The Trustee shall be entitled to rely upon and shall be fully protected in relying upon written notices delivered to it in accordance with this Section 6.

         SECTION 7. The Company covenants that the annual interest charges on the Bonds of Series DDD which would be payable except for the waiver of such payment described in Section 6 hereof shall be included as annual interest charges upon the Company's Secured Debt (as defined in the Indenture) for the purpose of any Gross Income Certificate under the Indenture.

         SECTION 8. All Bonds of Series DDD shall, upon surrender to the Trustee at its corporate trust office, be exchangeable for other Bonds of Series DDD of a different authorized denomination or denominations, as requested by the holder surrendering the same, but of a like aggregate principal amount. The Company will execute and the Trustee shall authenticate and deliver registered Bonds of Series DDD whenever the same shall be required for any such exchange.

         For any exchange of Bonds of Series DDD (other than exchanges expressly provided in the Indenture to be made at the Company's own expense or without expense or without charge to Bondholders) or for any transfer of any Bond of Series DDD, the Company, at its option, may require the payment by the Bondholder of a sum sufficient to reimburse it for any stamp tax and/or any other governmental charge incident thereto,

                                       16
         Long Island Lighting Company - Fiftieth Supplemental Indenture

but, notwithstanding the provisions of the last paragraph of Section 2.08 of the Indenture, no other charge shall be made by the Company for any such exchange or transfer.

         The right reserved by the Company in the first paragraph of Section
2.06 of the Indenture not to make any transfers or exchanges of Bonds for a period of 10 days next preceding any interest payment date shall not be applicable to transfers or exchanges of Bonds of Series DDD.

         Except as hereinabove provided in this Section, exchanges of Bonds of Series DDD shall be subject to Sections 2.06 and 2.08 of the Indenture.

         The Trustee is hereby appointed Registrar of the Bonds of Series DDD for the purpose of registering and transferring Bonds of Series DDD as provided in the Indenture.

         SECTION 9. The form of the Bonds of Series DDD and the certificate of authentication of the Trustee to be executed thereon are to be substantially in the following forms, respectively, with such variations as are permitted in the Indenture for registered Bonds without coupons:

                    [FORM OF BONDS OF SERIES DDD FACE SIDE]

                          LONG ISLAND LIGHTING COMPANY

Registered                                                           Registered
                              FIRST MORTGAGE BOND

                           SERIES DDD 7-5/8% DUE 1998
$                                                                              $
NUMBER

         LONG ISLAND LIGHTING COMPANY, a corporation of the State of New York (hereinafter called "the Company"), for value received, hereby promises to pay
to                                              or registered assigns, at the
close of business on April 15, 1998, if said due date is a day (herein called a "Business Day") which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed, or, if said due date is not a Business Day, then on the Business Day next following
said due date,                                    Dollars, and to pay interest
thereon from the date of the initial issuance of the Bonds of this Series, or from the most recent interest date to which interest has been paid or duly provided for, at the rate of seven and five-eighths per centum (7-5/8%) per annum, semi-annually at the close of business on April 15 and October 15 in each year, commencing on October 15, 1994 or, if said April 15 or October 15 is not a Business Day, on the Business Day next following

                                       17
         Long Island Lighting Company - Fiftieth Supplemental Indenture

said date, until the principal hereof shall have become due and payable, and to pay interest on any overdue principal and (to the extent enforceable under applicable law) on any overdue instalment of interest at the rate of six per centum (6%) per annum. The principal hereof and interest hereon shall be payable at the office or agency of the Company in the Borough of Manhattan in The City of New York, in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be valid until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture hereinafter mentioned.

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this Bond to be executed in its corporate name with the facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon, attested by the facsimile signature of its Secretary or of an Assistant Secretary.

Dated:
                                       LONG ISLAND LIGHTING
                                       COMPANY

                                       By
                                         ----------------------------
                                                   President

Attest:

-----------------------------
          Secretary


                       [Form of the Trustee's Certificate
                                       of
                                Authentication]

         This is one of the Bonds, of the Series designated therein, described in the within mentioned Indenture.

                                       IBJ SCHRODER BANK & TRUST
                                         COMPANY, AS TRUSTEE

                                       By
                                         ----------------------------
                                              Authorized Officer

                                       18
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                  [FORM OF BOND OF SERIES DDD -- REVERSE SIDE]

                          LONG ISLAND LIGHTING COMPANY

                              FIRST MORTGAGE BOND

                           SERIES DDD 7-5/8% DUE 1998

                                  (Continued)

         The interest so payable, and punctually paid or duly provided for, on any interest date will, as provided in the Indenture hereinafter mentioned, be paid to the person in whose name this Bond (or any Bond or Bonds evidencing all or a portion of the same debt) is registered at the close of business on the Regular Record Date for such interest which shall be the first day of April or October, as the case may be (whether or not a Business Day), next preceding such interest date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or any Bond or Bonds evidencing all or a portion of the same debt) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the registered holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture hereinafter mentioned.

         If an Event of Default, as defined in the Indenture hereinafter mentioned, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture hereinafter mentioned.

         This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", not limited in principal amount except as in the Indenture hereinafter mentioned provided, issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, executed by the Company to City Bank Farmers Trust Company (subsequently converted into First National City Trust Company, which was merged into First National City Bank, now named Citibank, N.A.), as Trustee (hereinafter referred to as "the Trustee" which term includes any successor trustee) (herein, together with all

                                       19
         Long Island Lighting Company - Fiftieth Supplemental Indenture

indentures supplemental thereto, called "the Indenture") to which Indenture reference is hereby made for a description of the properties thereby mortgaged and conveyed, the nature and extent of the security, the rights of the holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.

         As provided in the Indenture, said Bonds are issuable in series which may vary as to maturity, interest and otherwise as in the Indenture provided or permitted. This Bond is one of a series entitled "First Mortgage Bonds, Series DDD 7-5/8% Due 1998" created by a Fiftieth Supplemental Indenture dated as of June 1, 1994, as provided for in the Indenture.

         As provided in, and to the extent permitted by, the Indenture, the rights and obligations of the Company and of the holders of said Bonds may be modified by the Company with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the Bonds of all series then outstanding which are affected by such modification (excluding Bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture). The Indenture provides, among other things, that, without the consent of the holder hereof, no such modification shall effect the reduction, or the extension of the stated time of payment, of the principal hereof, or of the interest hereon, or permit the creation of any lien on the properties so mortgaged and conveyed prior to or on a parity with the lien of the Indenture (except as therein expressly permitted) or deprive the holder hereof of the lien created by the Indenture on said properties. The holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of all Bonds of all series then outstanding (excluding Bonds disqualified as aforesaid) may on behalf of the holders of all such Bonds waive any past default under the Indenture and its consequences, except a default in the payment of the principal of, or premium or interest on, any of the Bonds as and when the same shall become due by the terms of such Bonds or a call for redemption.

         No recourse shall be had for the payment of the principal of or the interest or premium on this Bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, against any incorporator, stockholder, director or officer, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise howsoever; all such liability being, by the acceptance hereof and as a part of the consideration for the issuance hereof, expressly waived and released by every holder hereof; provided, however, that nothing herein or in the Indenture contained shall be taken to prevent recourse to and the

                                       20
         Long Island Lighting Company - Fiftieth Supplemental Indenture

enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid.

         This Bond is transferable by the registered owner hereof, in person or by attorney authorized in writing, at the corporate trust office of the Trustee, and at such other offices or agencies as may be required to be maintained for such purpose to comply with the rules of any securities exchange on which the Bonds of this Series may at the time be listed, upon surrender of this Bond, and upon any such transfer of a new Bond or Bonds, of the same series for the same aggregate principal amount, will be issued to the transferee in exchange herefor, without payment of any charge other than stamp taxes and other governmental charges incident thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof, whether or not this Bond shall be overdue, for the purpose of receiving payment as herein provided and for all other purposes.

         The Bonds of this Series are issuable as registered Bonds without coupons in denominations of $1,000 and/or any multiple thereof authorized by the Company. As provided in the Indenture, Bonds of this Series are exchangeable for other Bonds of this Series of a different authorized denomination or denominations, as requested by the holder surrendering the same, without payment of any charge other than stamp taxes and other governmental charges incident thereto.

         The Company shall not be required to make any transfer or exchange of this Bond for a period of 10 days next preceding the mailing of notice of redemption of any Bonds of this Series.

         The Bonds of this Series are subject to redemption upon prior notice given as provided in the Indenture, upon payment of one hundred per centum (100%) of the principal amount so redeemed together with interest accrued thereon to the date fixed for redemption in the event that all or substantially all of the Electric Property or all or substantially all of the Gas Property of the Company shall be released or substantially all of the Trust Estate (with certain exceptions) shall be taken by eminent domain or sold in anticipation of such taking.

         Bonds for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.


              [END OF REVERSE SIDE OF FORM OF BOND OF SERIES DDD]

                                       21
         Long Island Lighting Company - Fiftieth Supplemental Indenture


                                   ARTICLE II

                FIRST MORTGAGE BONDS, SERIES EEE 8-5/8% DUE 2004

         SECTION 1. There is hereby created a series of Bonds to be issued under and secured by the Indenture to be designated as "First Mortgage Bonds, Series EEE 8-5/8% Due 2004" of the Company ("the Bonds of Series EEE"), and the form thereof shall be substantially as hereinafter recited. The principal amount of Bonds of Series EEE which may be authenticated and delivered under this Supplemental Indenture shall be limited to One Hundred and Sixty-four Million Dollars ($164,000,000), except for Bonds of Series EEE authenticated and delivered upon transfer of, or in exchange for, or in lieu of other Bonds of Series EEE pursuant to the provisions of the Original Indenture, as from time to time amended and supplemented, or of this Supplemental Indenture. An aggregate principal amount of One Hundred and Sixty-four Million Dollars ($164,000,000) of the Bonds of Series EEE may forthwith be executed by the Company and delivered to the Trustee for authentication and delivery. From time to time, so long as the aggregate principal amount of the Bonds of Series EEE authenticated and delivered does not exceed the limitation hereinabove set forth, and subject to the terms and conditions of the Indenture relative to the authentication and delivery of Bonds, Bonds of Series EEE additional to the initial issue thereof may be executed by the Company and delivered to the Trustee for authentication and delivery. The Bonds of Series EEE shall be registered Bonds without coupons in denominations of $1,000 or any multiple thereof, and of such amount of each denomination as may be executed by the Company and delivered to the Trustee for authentication and delivery. The Bonds of Series EEE shall mature April 15, 2004 and shall bear interest at the rate of eight and five-eighths per centum (8-5/8%) per annum, payable semi-annually on April 15 and October 15 in each year, commencing on the date specified in such Bond as below provided as the commencement date of the first interest period, until the principal thereof shall have become due and payable. Interest shall be payable on overdue principal of the Bonds of Series EEE and (to the extent that payment of such interest is enforceable under applicable law) on overdue instalments of interest of Bonds of Series EEE at the rate of six per centum (6%) per annum. Both the principal of and interest on the Bonds of Series EEE shall be paid at the office or agency of the Company in the Borough of Manhattan in The City of New York, in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

         SECTION 2. The provisions of the second paragraph of Section 2.05 of the Indenture shall not be applicable to the Bonds of Series EEE. All Bonds of Series EEE shall be dated the date of their authentication, and shall bear interest from the date specified in such Bond as below provided as the

                                       22
         Long Island Lighting Company - Fiftieth Supplemental Indenture

commencement of the first interest period, or from the most recent interest date to which interest has been paid or duly provided for. Interest on any Bond of Series EEE which is payable, and is punctually paid or duly provided for, on any interest date shall be paid to the person in whose name that Bond (or one or more Bonds of Series EEE evidencing all or a portion of the same debt) is registered at the close of business on the Regular Record Date for such interest which shall be the first day of April or October, as the case may be, next preceding such interest date whether or not such first day of April or October is a day which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed (hereinafter a "Business Day").

         SECTION 3. Any interest on any Bond of Series EEE which is payable, but is not punctually paid or duly provided for, on any interest date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered holder on the relevant Regular Record Date by virtue of having been such holder; and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in Clause (1) or Clause (2) below:

                 (1) The Company may elect to make payment of any Defaulted Interest to the persons in whose names the Bonds of Series EEE (or the respective Bonds of Series EEE evidencing all or a portion of the same debt) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond of Series EEE and the date of the proposed payment, and at the same time the Company shall make arrangements satisfactory to the Trustee for the deposit with the Trustee of an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 5 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each holder of a Bond of Series EEE at his address as it appears in the Bond register, not less than 10 days prior to such Special Record Date. The Trustee may, in its discretion, in the name and at the expense of the Company, cause a similar notice to be

                                       23
         Long Island Lighting Company - Fiftieth Supplemental Indenture

         published at least once in a daily newspaper in the Borough of Manhattan in The City of New York, but such publication shall not be a condition precedent to the establishment of such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the persons in whose names the Bonds of Series EEE (or the respective Bonds of Series EEE evidencing all or a portion of the same debt) are registered on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                 (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds of Series EEE may be listed, and upon such notice as may be required by such exchange, if after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such payment shall be deemed practicable by the Trustee.

         SECTION 4. The Bonds of Series EEE shall be redeemable at a redemption price of one hundred per centum (100%) of their principal amount, together with accrued interest thereon from the interest date to which interest has previously been paid or made available for payment to the date fixed for redemption, upon the application of Trust Moneys pursuant to the last paragraph of Section 9.04, and Sections 9.10 and 9.11 of the Indenture.

         Bonds of Series EEE shall be redeemed in accordance with their terms and Article Eleven of the Indenture.

         SECTION 5.  In order to prevent the application of the provisions of
Section 9.10 of the Indenture requiring the redemption of Bonds pursuant to said Section, the Company shall use its best efforts to take such action as may be necessary so that at no time shall there have been on deposit at all times during the preceding three years Trust Moneys in an amount in excess of $25,000.

         The Company shall, in the manner provided in Sections 9.04A and 12.01 of the Indenture, use its best efforts to make alternative directions and designations so that it shall not be required by the provisions of said Sections to purchase or redeem any Bonds of Series EEE.

         SECTION 6. No payment by way of principal or interest on any Bond of Series EEE shall be made if the Trustee shall have received written notice signed on behalf of the registered holder of such Bond of Series EEE stating that the same has been waived by such registered holder and such

                                       24
         Long Island Lighting Company - Fiftieth Supplemental Indenture

waiver shall not have been revoked, all in the manner and at the times hereinafter specified. With respect to principal of any Bond of Series EEE becoming due and payable on any date, said notice shall be on file with the Trustee at the close of business on said due date if said due date is a Business Day, or, if said due date is not a Business Day, then on the Business Day next following said due date. With respect to any instalment of interest on any Bond of Series EEE, said notice shall be on file with the Trustee at the close of business on the date which is the 30th day after the date fixed for payment of such instalment or, if said 30th day is not a Business Day, on the Business Day next preceding said 30th day. The above-mentioned notices of waiver may be revoked by written notice signed and filed with the Trustee in the same manner specified herein for a notice of waiver.

         Unless a waiver is so revoked, (a) at the close of business on the date when any principal of any Bond of Series EEE with respect to which a waiver was on file with the Trustee as aforesaid shall become due and payable or, if said due date is not a Business Day, on the Business Day next following said due date, such principal shall cease to be payable, and interest shall thereupon cease to accrue thereon, and (b) at the close of business on the date which is the 30th day after the date fixed for payment of any instalment of interest with respect to which a waiver was on file with the Trustee as aforesaid or, if said 30th day is not a Business Day, on the Business Day next preceding said 30th day, such instalment shall cease to be payable.

         Said notice shall specify the certificate numbers and denominations of Bonds of Series EEE to which it applies and the principal or instalments of interest being thereby waived and shall state that the person signing or on whose behalf it is signed is the registered holder of said Bonds of Series EEE, that said Bonds of Series EEE are in said registered holder's possession and, if required by the Trustee, will be promptly produced for inspection by the Trustee, that payment of the principal of or instalments of interest specified therein are thereby waived, that said notice is being delivered to the Trustee for the purpose of being relied on by the Trustee in the administration of the trust under the Indenture, that the Trustee may so rely and that the person(s) signing are thereunto duly authorized.

         Where the person on whose behalf a notice is given is a corporation, said notice shall be signed by the President or any Vice President, Cashier, Controller, Treasurer, Trust Officer or Assistant Vice President, and by an Assistant Cashier, Assistant Controller, Assistant Treasurer or Assistant Trust Officer.

                                       25
         Long Island Lighting Company - Fiftieth Supplemental Indenture

         The Trustee shall be entitled to rely upon and shall be fully protected in relying upon written notices delivered to it in accordance with this Section 6.

         SECTION 7. The Company covenants that the annual interest charges on the Bonds of Series EEE which would be payable except for the waiver of such payment described in Section 6 hereof shall be included as annual interest charges upon the Company's Secured Debt (as defined in the Indenture) for the purpose of any Gross Income Certificate under the Indenture.

         SECTION 8. All Bonds of Series EEE shall, upon surrender to the Trustee at its corporate trust office, be exchangeable for other Bonds of Series EEE of a different authorized denomination or denominations, as requested by the holder surrendering the same, but of a like aggregate principal amount. The Company will execute and the Trustee shall authenticate and deliver registered Bonds of Series EEE whenever the same shall be required for any such exchange.

         For any exchange of Bonds of Series EEE (other than exchanges expressly provided in the Indenture to be made at the Company's own expense or without expense or without charge to Bondholders) or for any transfer of any Bond of Series EEE, the Company, at its option, may require the payment by the Bondholder of a sum sufficient to reimburse it for any stamp tax and/or any other governmental charge incident thereto, but, notwithstanding the provisions of the last paragraph of Section 2.08 of the Indenture, no other charge shall be made by the Company for any such exchange or transfer.

         The right reserved by the Company in the first paragraph of Section
2.06 of the Indenture not to make any transfers or exchanges of Bonds for a period of 10 days next preceding any interest payment date shall not be applicable to transfers or exchanges of Bonds of Series EEE.

         Except as hereinabove provided in this Section, exchanges of Bonds of Series EEE shall be subject to Sections 2.06 and 2.08 of the Indenture.

         The Trustee is hereby appointed Registrar of the Bonds of Series EEE for the purpose of registering and transferring Bonds of Series EEE as provided in the Indenture.

         SECTION 9. The form of the Bonds of Series EEE and the certificate of authentication of the Trustee to be executed thereon are to be substantially in the following forms, respectively, with such variations as are permitted in the Indenture for registered Bonds without coupons:

                                       26
         Long Island Lighting Company - Fiftieth Supplemental Indenture

                    [FORM OF BONDS OF SERIES EEE FACE SIDE]

                          LONG ISLAND LIGHTING COMPANY

Registered                                                            Registered

                              FIRST MORTGAGE BOND

                           SERIES EEE 8-5/8% DUE 2004

$                                                                              $

NUMBER

         LONG ISLAND LIGHTING COMPANY, a corporation of the State of New York (hereinafter called "the Company"), for value received, hereby promises to pay
to                                              or registered assigns, at the
close of business on April 15, 2004, if said due date is a day (herein called a "Business Day") which is not a day on which banking institutions in The City of New York are authorized or required by law or executive order to be closed, or, if said due date is not a Business Day, then on the Business Day next following
said due date,                                    Dollars, and to pay interest
thereon from the date of the initial issuance of the Bonds of this Series, or from the most recent interest date to which interest has been paid or duly provided for, at the rate of eight and five-eighths per centum (8-5/8%) per annum, semi-annually at the close of business on April 15 and October 15 in each year, commencing on October 15, 1994 or, if said April 15 or October 15 is not a Business Day, on the Business Day next following said date, until the principal hereof shall have become due and payable, and to pay interest on any overdue principal and (to the extent enforceable under applicable law) on any overdue instalment of interest at the rate of six per centum (6%) per annum. The principal hereof and interest hereon shall be payable at the office or agency of the Company in the Borough of Manhattan in The City of New York, in any coin or currency of the United States of America which at the time of payment shall be legal tender for public and private debts.

         The provisions of this Bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

         This Bond shall not be valid until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture hereinafter mentioned.

                                       27
         Long Island Lighting Company - Fiftieth Supplemental Indenture

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this Bond to be executed in its corporate name with the facsimile signature of its President or one of its Vice Presidents and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon, attested by the facsimile signature of its Secretary or of an Assistant Secretary.

Dated:

                                       LONG ISLAND LIGHTING
                                       COMPANY

                                       By
                                         ----------------------------
                                                   President



Attest:

-----------------------------
         Secretary


                                       [Form of the Trustee's Certificate
                                                        of
                                                  Authentication]



         This is one of the Bonds, of the Series designated therein, described in the within mentioned Indenture.

                                       IBJ SCHRODER BANK & TRUST
                                          COMPANY, AS TRUSTEE

                                       By
                                         ----------------------------
                                              Authorized Officer

                                       28
         Long Island Lighting Company - Fiftieth Supplemental Indenture


                  [FORM OF BOND OF SERIES EEE -- REVERSE SIDE]

                          LONG ISLAND LIGHTING COMPANY

                              FIRST MORTGAGE BOND

                           SERIES EEE 8-5/8% DUE 2004

                                  (Continued)

         The interest so payable, and punctually paid or duly provided for, on any interest date will, as provided in the Indenture hereinafter mentioned, be paid to the person in whose name this Bond (or any Bond or Bonds evidencing all or a portion of the same debt) is registered at the close of business on the
Regular Record Date for such interest which shall be the   first day of April
or October, as the case may be (whether or not a Business Day), next preceding such interest date. Any such interest not punctually paid or duly provided for shall forthwith cease to be payable to the registered holder on such Regular Record Date, and may be paid to the person in whose name this Bond (or any Bond or Bonds evidencing all or a portion of the same debt) is registered at the close of business on a Special Record Date for the payment of such defaulted interest to be fixed by the Trustee, notice whereof shall be given to the registered holder hereof not less than 10 days prior to such Special Record Date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Bond may be listed, and upon such notice as may be required by such exchange, all as more fully provided for in the Indenture hereinafter mentioned.

         If an Event of Default, as defined in the Indenture hereinafter mentioned, shall occur, the principal of this Bond may become or be declared due and payable, in the manner and with the effect provided in the Indenture hereinafter mentioned.

         This Bond is one of an authorized issue of Bonds of the Company known as its "First Mortgage Bonds", not limited in principal amount except as in the Indenture hereinafter mentioned provided, issued and to be issued in one or more series under, and all equally and ratably secured (except as any sinking or other fund may afford additional special security for the Bonds of any particular series) by, an Indenture of Mortgage and Deed of Trust dated as of September 1, 1951, executed by the Company to City Bank Farmers Trust Company (subsequently converted into First National City Trust Company, which was merged into First National City Bank, now named Citibank, N.A.), as Trustee (hereinafter referred to as "the Trustee" which term includes any successor trustee) (herein, together with all

                                       29
         Long Island Lighting Company - Fiftieth Supplemental Indenture

indentures supplemental thereto, called "the Indenture") to which Indenture reference is hereby made for a description of the properties thereby mortgaged and conveyed, the nature and extent of the security, the rights of the holders of said Bonds and of the Trustee and of the Company in respect of such security, and the terms upon which said Bonds are and are to be authenticated and delivered.

         As provided in the Indenture, said Bonds are issuable in series which may vary as to maturity, interest and otherwise as in the Indenture provided or permitted. This Bond is one of a series entitled "First Mortgage Bonds, Series EEE 8-5/8% Due 2004" created by a Fiftieth Supplemental Indenture dated as of June 1, 1994, as provided for in the Indenture.

         As provided in, and to the extent permitted by, the Indenture, the rights and obligations of the Company and of the holders of said Bonds may be modified by the Company with the consent of the holders of not less than seventy-five per centum (75%) in principal amount of all the Bonds of all series then outstanding which are affected by such modification (excluding Bonds disqualified from voting by reason of the Company's interest therein as provided in the Indenture). The Indenture provides, among other things, that, without the consent of the holder hereof, no such modification shall effect the reduction, or the extension of the stated time of payment, of the principal hereof, or of the interest hereon, or permit the creation of any lien on the properties so mortgaged and conveyed prior to or on a parity with the lien of the Indenture (except as therein expressly permitted) or deprive the holder hereof of the lien created by the Indenture on said properties. The holders of not less than sixty-six and two-thirds per centum (66-2/3%) in principal amount of all Bonds of all series then outstanding (excluding Bonds disqualified as aforesaid) may on behalf of the holders of all such Bonds waive any past default under the Indenture and its consequences, except a default in the payment of the principal of, or premium or interest on, any of the Bonds as and when the same shall become due by the terms of such Bonds or a call for redemption.

         No recourse shall be had for the payment of the principal of or the interest or premium on this Bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, against any incorporator, stockholder, director or officer, as such, past, present or future, of the Company or of any predecessor or successor corporation, either directly or through the Company or any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or by any legal or equitable proceeding or otherwise howsoever; all such liability being, by the acceptance hereof and as a part of the consideration for the issuance hereof, expressly waived and released by every holder hereof; provided, however, that nothing herein or in the Indenture contained shall be taken to prevent recourse to and the

                                       30
         Long Island Lighting Company - Fiftieth Supplemental Indenture

enforcement of the liability, if any, of any stockholder or subscriber to capital stock upon or in respect of shares of capital stock not fully paid.

         This Bond is transferable by the registered owner hereof, in person or by attorney authorized in writing, at the corporate trust office of the Trustee, and at such other offices or agencies as may be required to be maintained for such purpose to comply with the rules of any securities exchange on which the Bonds of this Series may at the time be listed, upon surrender of this Bond, and upon any such transfer of a new Bond or Bonds, of the same series for the same aggregate principal amount, will be issued to the transferee in exchange herefor, without payment of any charge other than stamp taxes and other governmental charges incident thereto. The Company and the Trustee may deem and treat the person in whose name this Bond is registered as the absolute owner hereof, whether or not this Bond shall be overdue, for the purpose of receiving payment as herein provided and for all other purposes.

         The Bonds of this Series are issuable as registered Bonds without coupons in denominations of $1,000 and/or any multiple thereof authorized by the Company. As provided in the Indenture, Bonds of this Series are exchangeable for other Bonds of this Series of a different authorized denomination or denominations, as requested by the holder surrendering the same, without payment of any charge other than stamp taxes and other governmental charges incident thereto.

         The Company shall not be required to make any transfer or exchange of this Bond for a period of 10 days next preceding the mailing of notice of redemption of any Bonds of this Series.

         The Bonds of this Series are subject to redemption upon prior notice given as provided in the Indenture, upon payment of one hundred per centum (100%) of the principal amount so redeemed together with interest accrued thereon to the date fixed for redemption in the event that all or substantially all of the Electric Property or all or substantially all of the Gas Property of the Company shall be released or substantially all of the Trust Estate (with certain exceptions) shall be taken by eminent domain or sold in anticipation of such taking.

         Bonds for whose redemption and payment provision is made in accordance with the Indenture shall thereupon cease to be entitled to the lien of the Indenture and shall cease to bear interest from and after the date fixed for redemption.



              [END OF REVERSE SIDE OF FORM OF BOND OF SERIES EEE]

                                       31
         Long Island Lighting Company - Fiftieth Supplemental Indenture




                                  ARTICLE III


                                  THE TRUSTEE

    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Fiftieth Supplemental Indenture or the due execution hereof by the Company; or for or in respect of the recitals and statements contained herein, all of which recitals and statements are made solely by the Company.



                                   ARTICLE IV


                            MISCELLANEOUS PROVISIONS

         SECTION 1. Except insofar as herein otherwise expressly provided, all the provisions, terms and conditions of the Original Indenture as heretofore supplemented shall be deemed to be incorporated in, and made a part of, this Fiftieth Supplemental Indenture; and the Original Indenture as heretofore supplemented by this Fiftieth Supplemental Indenture is in all respects ratified and confirmed; and the Original Indenture as heretofore supplemented and this Fiftieth Supplemental Indenture shall be read, taken and construed as one and the same instrument.

         SECTION 2. This Fiftieth Supplemental Indenture may be executed in any number of counterparts, and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts, or as many of them as the Company and the Trustee shall preserve undestroyed, shall together constitute but one and the same instrument.

                                       32
         Long Island Lighting Company - Fiftieth Supplemental Indenture

         IN WITNESS WHEREOF, LONG ISLAND LIGHTING COMPANY has caused this Fiftieth Supplemental Indenture to be signed in its corporate name by its President or a Vice President and its corporate seal to be hereunto affixed and attested by its Secretary or an Assistant Secretary and, in token of its acceptance of the trusts created hereunder, IBJ SCHRODER BANK & TRUST COMPANY, as Trustee as aforesaid, has caused this Supplemental Indenture to be signed in its corporate name by a Vice President or an Assistant Vice President and its corporate seal to be affixed and attested by a Secretary or an Assistant Secretary, all as of the day and year first above written.

                                       LONG ISLAND LIGHTING
                                       COMPANY

[CORPORATE SEAL]
                                       BY
                                         ----------------------------
                                              ANTHONY NOZZOLILLO
                                          Senior Vice President and
                                           Chief Financial Officer

Attest:


-----------------------------
     KATHLEEN A. MARION
     Corporate Secretary


                                       IBJ SCHRODER BANK
                                         & TRUST COMPANY,
                                         as Trustee as aforesaid

[CORPORATE SEAL]                       By
                                         ----------------------------
                                                 NANCY R. BESSE
                                                 Vice President

Attest:


-----------------------------
      THOMAS J. BOGERT
    Assistant Secretary

                                       33
         Long Island Lighting Company - Fiftieth Supplemental Indenture


STATE OF NEW YORK     )
                      :     SS.
COUNTY OF NASSAU      )


         On the     day of     , in the year 199 , before me personally came
ANTHONY NOZZOLILLO, to me known, who being by me duly sworn, did depose and say that he resides at 430 Forest Avenue, Woodmere, New York; that he is a Senior Vice President and Chief Financial Officer of LONG ISLAND LIGHTING COMPANY, one of the corporations described in and which executed the above instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation; and that he signed his name thereto by like order.


                                             -----------------------------------
                                                        NOTARY PUBLIC





STATE OF NEW YORK        )
                         :     SS.
COUNTY OF NEW YORK       )


         On the     day of     , in the year 199 , before me personally came
NANCY R. BESSE, to me known, who being by me duly sworn, did depose and say that she resides at 375 South End Avenue, New York, New York 10280; that she is a Vice President of IBJ SCHRODER BANK & TRUST COMPANY, one of the corporations described in and which executed the above instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation; and that she signed her name thereto by like authority.


                                             -----------------------------------
                                                        NOTARY PUBLIC

                                       34
         Long Island Lighting Company - Fiftieth Supplemental Indenture


                                   Schedule A
                                       TO
                        FIFTIETH SUPPLEMENTAL INDENTURE
                                  dated as of
                                  June 1, 1994
                                  SUPPLEMENTAL
                                       TO
                    INDENTURE OF MORTGAGE AND DEED OF TRUST
                                  dated as of
                               September 1, 1951

         All of the properties referred to as being included in Schedule A in the Granting Clause of this Fiftieth Supplemental Indenture, supplemental to the Original Indenture, intended to be covered by the lien of the Indenture are hereinafter described. All the right, title and interest of the Company in and to its said properties, as acquired under the conveyances listed below, together with all the right, title and interest of the Company in and to any road, street or way, public or private, open or proposed, in front of, adjoining and through any thereof, are incorporated herein as if more fully set forth at length, and nothing in this Schedule, except as specifically stated hereinafter, shall operate as, or be construed to be, a limitation or diminution of said right, title or interest. Said properties, where applicable, are subject to:

                 (1) Restrictions and covenants of record and easements to other public utilities, but said restrictions, covenants and easements in no way, manner or fashion, except as specifically stated hereinafter, interfere adversely with the operation of the business of the Company.

                 (2) Zoning ordinances and resolutions of any village, town or any governmental authority having jurisdiction thereof.

         All of the properties acquired by tax deeds from the County of Suffolk are subject to the limitation of the Suffolk County Tax Act and to the provisions of the Real Property Tax Law of the State of New York pertaining to the sales of real properties for delinquent taxes in the County of Suffolk, and also to such minor defects of title as are of the nature ordinarily found in properties of this character.

                                       35
         Long Island Lighting Company - Fiftieth Supplemental Indenture




                               COUNTY OF SUFFOLK

                              Town of Southampton

                                   Item 1653


         All that certain plot, piece or parcel of land, situated, lying and being in Hayground, Town of Southampton, County of Suffolk and State of New York, conveyed to Long Island Lighting Company by Estate of Sayre Baldwin by deed dated July 13, 1993, and recorded in the Office of the Suffolk County Clerk on July 29, 1993 in Liber 11638, cp 193. Indexed as District 0900,
Section 083, Block 1, part of lots 032 and 033, on the Tax Map of the County of Suffolk.





                                COUNTY OF OSWEGO

                                 Town of Scriba

                                   Item 1654


         An undivided eighteen percent (18%) interest in all that certain plot, piece or parcel of land, situated, lying and being in the Town of Scriba, County of Oswego and State of New York, conveyed to Long Island Lighting Company by Niagara Mohawk Power Corporation by deed dated April 22, 1986 and recorded in the Office of the Oswego County Clerk on May 25, 1988 in Book 1049, cp 305.

                                 RECORDING DATA

         The Twenty-seventh Supplemental Indenture to the General and Refunding Indenture was filed for record and recorded in the State of New York on June 14, 1994 as follows: In the Office of the County Clerk of Nassau County in Liber 16364 of Mortgages, Page 1; in the Office of the County Clerk of Suffolk County in Liber 18832 of Mortgages, Page 150; in the Office of the Registrar of Suffolk County as Document No. 42973; in the Office of the Register of the City of New York for the County of Queens with Document No. 39170 in Reel 3893 of Records, Page 1284; and in the Office of the County Clerk of Oswego County on June 15, 1994 in Book 1580 of Mortgages, Page 54.